"ALL SECTIONS MARKED WITH TWO ASTERISKS ("**") REFLECT PORTIONS WHICH HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION BY PROSPECT MEDICAL HOLDINGS, INC. AS PART OF A REQUEST FOR CONFIDENTIAL TREATMENT."


                                   CALIFORNIACARE

                             MEDICAL SERVICES AGREEMENT

This AGREEMENT is effective on JANUARY 1, 1997 between BLUE CROSS OF CALIFORNIA and Affiliates (jointly and severally "BLUE CROSS") and PROSPECT MEDICAL GROUP ("PARTICIPATING MEDICAL GROUP").

I.        RECITALS

  1.01 BLUE CROSS is a California Corporation licensed by the California Commissioner of Corporations to operate a health care service plan pursuant to the Knox-Keene Health Care Service Plan Act of 1975 and the Rules of the California Commissioner of Corporations promulgated thereunder (California Health & Safety Code, Sections 1340 to 1399.64 and California Code of Regulations, Sections 1300.43 to 1300.99, collectively, the "Knox-Keene Act"), including without limitation to issue Benefit Agreements covering the provision of health care services and to enter into agreements with PARTICIPATING MEDICAL GROUP.

  1.02 PARTICIPATING MEDICAL GROUP is a PROFESSIONAL CORPORATION, a legal entity organized under the laws of the State of California and comprised of physicians who desire to provide and arrange for health services to persons who are enrolled in BLUE CROSS' CALIFORNIACARE programs.

II.       DEFINITIONS

  2.01 "ADJUSTED PER MEMBER PER MONTH NON-CAPITATED EXPENSE" means the PARTICIPATING MEDICAL GROUP's Per Member Per Month Non-Capitated Expense after adjustments for the PARTICIPATING MEDICAL GROUP's mix of Member age/sex and plan, and the PARTICIPATING MEDICAL GROUP's stop-loss and regional relativities for use in identifying the PARTICIPATING MEDICAL GROUP's Non-Capitated Performance Settlement.

  2.02 "AFFILIATE" means a corporation or other organization owned or controlled, either directly or through parent or subsidiary corporations, by BLUE CROSS, or under common control with BLUE CROSS.

  2.03 "AGE/SEX FACTORS" means the factors used to adjust PARTICIPATING MEDICAL GROUP's Per Member Per Month Non-Capitated Expenses to account for cost variations attributable to the mix of Member age and sex.

  2.04 "ALTERNATIVE BIRTHING CENTER SERVICES" means services rendered by an Alternative Birthing Center. Alternative Birthing Center Services include related services such as equipment, surgical and anesthetic supplies, oxygen and drugs, blood and blood processing, laboratory procedures and diagnostic imaging.

  2.05 "AMBULANCE SERVICES" means transportation services provided by a licensed ambulance company.

  2.06 "ATTACHMENT POINT" is the point at which no settlement shall be made if the PARTICIPATING MEDICAL GROUP's Adjusted Per Member Per Month Non-Capitated Expense equals or exceeds that amount. The Attachment Point is shown in the Non-Capitated Performance Settlement Schedule as set forth in Exhibit F.

  2.07 "AWAY FROM HOME CARE" means urgent care, Away from Home Emergency Care, routine care, and follow-up care as defined in the HMO-USA member's plan certificate or benefit agreement.

  2.08 "BENEFIT AGREEMENT(S)" means the written agreement(s) entered into between BLUE CROSS and groups or individuals, under which BLUE CROSS provides, indemnifies, or administers health benefits to persons enrolled in BLUE CROSS programs including, but not limited to, the CALIFORNIACARE programs or the BLUE CROSS PLUS program. "Benefit Agreement(s)" also mean arrangements established by BLUE CROSS and/or one or more of its Affiliates, or by persons or entities utilizing the BLUE CROSS Managed Care Network pursuant to a contract with BLUE CROSS and/or one or more of its Affiliates. Subject to the terms hereof, BLUE CROSS and/or one or more of its Affiliates may contract, on PARTICIPATING MEDICAL GROUP's behalf, with Other Payors wishing to utilize the services of the BLUE CROSS Managed Care Network, incorporating the terms and conditions of this Agreement.

  2.09 "BLUE CROSS MANAGED CARE NETWORK" means the network of health care providers that have entered into contracts with BLUE CROSS and/or one or more of its Affiliates pursuant to which those providers have agreed to participate in the CALIFORNIACARE, BLUE CROSS PLUS and other programs that are to be conducted pursuant to Benefit Agreements.

  2.10 "BLUE CROSS PLUS" means a point of service option benefit plan offered by BLUE CROSS under which enrolled Members may, at the time benefits are selected, elect to receive benefits from either a CALIFORNIACARE provider or another licensed provider.

  2.11 "CALIFORNIACARE" means direct care prepayment plan(s) offered by BLUE CROSS.

  2.12 "CALIFORNIACARE CASE MANAGER" means a CALIFORNIACARE employee charged with assisting PARTICIPATING MEDICAL GROUPs in case management.

  2.13 "CALIFORNIACARE COORDINATOR" means an employee of PARTICIPATING MEDICAL GROUP as set forth in Section 4.08B.

  2.14 "CALIFORNIACARE HOSPITAL" means a hospital which has entered into an agreement with BLUE CROSS to provide Hospital Services to Members.

  2.15 "CALIFORNIACARE QUALITY MANAGEMENT REPRESENTATIVE" means an employee of BLUE CROSS responsible for the CALIFORNIACARE Quality Management Program.

  2.16 "CAPITATION" means a uniform prepayment fee per Member per month, adjusted by age-sex, based on the Benefit Agreement issued to each Subscriber and the services due thereunder.

  2.17 "CAPITATION SERVICES" means all CALIFORNIACARE Covered Medical Services which are not otherwise defined in this Agreement or in the Division of Financial Responsibilities (Exhibit A-1 hereto) as Non-Capitated Services.


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

  2.18 "CASE MANAGEMENT PROGRAM" means a program that assesses the Member's medical needs and includes working with PARTICIPATING MEDICAL GROUP and other Participating Providers to explore and coordinate treatment alternatives that may (1) be more cost effective; (2) result in better medical outcomes; (3) achieve benefit savings; and (4) increase Member satisfaction.

  2.19 "CASE MANAGEMENT STOP-LOSS THRESHOLD" means the level at which stop-loss under Section 9.03 herein shall apply to PARTICIPATING MEDICAL GROUP's Non-Capitated Performance Settlement.

  2.20 "COVERED MEDICAL SERVICES" means the services and benefits covered under the Benefit Agreements. A matrix of those services and benefits is set forth in Exhibit A (incorporated by reference herein).

  2.21 "COVERED PERSONS" means Members, enrollees, dependents and other beneficiaries who are covered by an Affiliate's Benefit Agreement or by an Other Payor.

  2.22    "CUSTOMARY AND REASONABLE CHARGES" (C&R) means:

          A. "Customary" means the fee that falls within the range of prevailing fees charged by physicians and surgeons or other licensed providers of the same service within the same area for the performance of a specific service or procedure, and

          B. "Reasonable" means the fee that meets the requirements of Customary and is justified, considering complications or special circumstances with respect to the performed services or procedure.

          C&R charges are determined by BLUE CROSS.

  2.23 "EMERGENCY" means a sudden unexpected onset of a medical condition manifesting itself by acute symptoms of sufficient severity (including, without limitation, sudden and unexpected severe pain) such that the absence of immediate medical attention could reasonably result in any of the following:

          A. Placing the patient's health in serious jeopardy,

          B. Serious impairment to bodily functions,

          C. Other serious medical consequences, or

          D. Serious and/or permanent dysfunction of any bodily organ or part.

  2.24 "ENROLLMENT PROTECTION" is a program to limit PARTICIPATING MEDICAL GROUP's risk with respect to any individual Member who requires Capitation Services in excess of the limit of liability per individual Member per calendar year, as set forth in Article VIII, ENROLLMENT PROTECTION, below.

  2.25 "EXTENSION OF BENEFITS" means extended benefits which may be available to Members who are totally disabled on the date of termination of their Benefit Agreement. Extended benefits shall have the meaning set forth in the group coverage agreement applicable to the Member.

  2.26 "HEALTH PROFESSIONAL" means any of the following: A doctor of medicine or osteopathy, licensed to practice medicine or osteopathy where the care is received, or a dentist, an optometrist, a podiatrist or chiropodist, a clinical psychologist, a chiropractor, a clinical social worker, a marriage family and child counselor, a physical therapist, a speech pathologist, an audiologist, an occupational therapist, a physician assistant, a registered nurse, a nurse practitioner and/or nurse midwife providing services within the scope of practice as defined by the appropriate clinical license and/or regulatory board.

  2.27 "HEMODIALYSIS SERVICES" means services rendered by a Medicare certified hemodialysis provider. Hemodialysis Services include facility charges, use of facility equipment and supplies, laboratory tests and drugs administered in conjunction with on-site treatment.

  2.28 "HMO-USA" means a nationwide network of Blue Cross and Blue Shield Plan HMOs (Participating Plans) sponsored by Blue Cross and Blue Shield Association (BCBSA). BCBSA Participating Plan HMOs have entered into Agreements to provide each other's members with guest memberships, urgent care and Emergency care, routine care, and follow-up care as preapproved and authorized by BLUE CROSS when the member is traveling away from his or her Home HMO-USA participating plan.

  2.29 "HOME HMO" means the participating plan in which a HMO-USA participating plan member is enrolled.

  2.30 "HOSPICE SERVICES" means services rendered to terminally ill patients, by a Medicare certified hospice provider that are (a) covered by a Benefit Agreement and (b) ordered or authorized by PARTICIPATING MEDICAL GROUP.

  2.31 "HOSPITAL SERVICES" means Medically Necessary acute and sub-acute care inpatient and hospital outpatient services and supplies which are both
          (a) covered by a Benefit Agreement, and (b) ordered or authorized by a PARTICIPATING MEDICAL GROUP Physician. Hospital Services do not include long-term non-acute care.

  2.32 "HOST HMO" means any participating plan in whose Service Area a HMO-USA participating plan member temporarily stays except the member's Home HMO.

  2.33 "INDEPENDENT PRACTICE ASSOCIATION" means an incorporated association of independent physicians which has entered into an agreement with BLUE CROSS to provide and arrange for health services to Members.

  2.34 "INPATIENT HOSPITAL SERVICES" means services which include inpatient hospital days for semi-private accommodations, or special treatment units, or private room accommodations if specifically authorized as Medically Necessary by PARTICIPATING MEDICAL GROUP Physician.

  2.35 "MEDICALLY NECESSARY" means services or supplies which, under the provisions of this Agreement, are determined to be:

          A. Appropriate and necessary for the symptoms, diagnosis or treatment of the medical condition;

          B. Provided for the diagnosis or direct care and treatment of the medical condition;

          C. Within standards of good medical practice within the organized medical community;

          D. Not primarily for the convenience of the Member, the Member's physician, or another provider; and

          E. The most appropriate supply or level of service which can safely be provided. For hospital stays, this means that acute care as an inpatient is necessary due to the kinds of services the Member is receiving or the severity of the Member's condition, and that safe and adequate care cannot be received as an outpatient or in a less intensified medical setting.

  2.36 "MEMBER" means a Subscriber or enrolled dependent covered by a Benefit Agreement.

  2.37 "MEMBER MONTHS" means a count that records one Member month for each month the Member is enrolled in the CALIFORNIACARE program or the BLUE CROSS PLUS program.

  2.38 "NON-CAPITATED EXPENSES" means the actual expenses incurred by BLUE CROSS to provide Non-Capitated Services to Members, as ordered, authorized or referred by PARTICIPATING MEDICAL GROUP Physicians.

  2.39 "NON-CAPITATED PERFORMANCE SETTLEMENT" means amount paid to PARTICIPATING MEDICAL GROUP for managing Non-Capitated Services.

  2.40 "NON-CAPITATED PERFORMANCE SETTLEMENT SCHEDULE" means a schedule of PMPM Non-Capitated Performance Settlement amounts associated with varying PMPM Non-Capitated Expenses. The Non-Capitated Performance Settlement Schedule is set forth in Exhibit F.

  2.41    "NON-CAPITATED SERVICES" means the designated services set forth in
          Article IX and Exhibit A-1.

  2.42    "OPERATIONS MANUAL" means the CaliforniaCare PMG Operations Manual.

  2.43 "OTHER PAYOR" means persons or entities utilizing the BLUE CROSS Managed Care Network pursuant to an agreement with BLUE CROSS, including without limitation, other Blue Cross and/or Blue Shield Plans, self-administered or self-insured programs providing health care benefits, or employers or insurers.

  2.44 "OUT-OF-AREA EMERGENCY SERVICES" means Emergency services which are rendered to a Member at a distance of more than twenty (20) mile radius from the medical offices of PARTICIPATING MEDICAL GROUP or the Satellite Facility to which the Member is assigned. When PARTICIPATING MEDICAL GROUP is organized as an Independent Practice Association, Out-of-Area Emergency Services are those Emergency services which are rendered to a Member at a distance of more than twenty (20) mile radius from a hospital designated in Exhibit B as a Service Area hospital. Out-of-Area Emergency Services shall also include Out of Area urgently needed services to prevent serious deterioration of a Member's health resulting from unforeseen illness or injury for which treatment cannot be delayed until the Member returns to the Service Area.

  2.45 "OUTPATIENT HOSPITAL SERVICES" means services which include the facility component of outpatient surgery, pre-admission testing, laboratory and radiology services.

  2.46 "OUTPATIENT PRESCRIPTION DRUG EXPENSE" means the benefit amount paid by BLUE CROSS for a Member's covered outpatient prescription drugs.

  2.47 "OUTPATIENT PRESCRIPTION DRUG SETTLEMENT" means an amount paid to PARTICIPATING MEDICAL GROUP for managing Outpatient Prescription Drug Expenses.

  2.48 "OUTPATIENT PRESCRIPTION DRUG SETTLEMENT SCHEDULE" means a schedule of outpatient prescription drug settlement amounts associated with varying Per Member per Month Outpatient Prescription Drug Expenses. The Schedule is set forth in Exhibit H.

  2.49 "PARTICIPATING MEDICAL GROUP PHYSICIAN" means a duly licensed physician who is a shareholder, partner, associate, contractor or employee of PARTICIPATING MEDICAL GROUP.

  2.50 "PER MEMBER PER MONTH (PMPM) NON-CAPITATED EXPENSE" means the average monthly medical Non-Capitated Expense per Member attributable to the PARTICIPATING MEDICAL GROUP.

  2.51 "PER MEMBER PER MONTH (PMPM) OUTPATIENT PRESCRIPTION DRUG EXPENSE" means the average monthly Outpatient Prescription Drug Expenses per Member for PARTICIPATING MEDICAL GROUP's Members with outpatient prescription drug benefits.

  2.52 "PLAN FACTORS" means factors used to adjust the PARTICIPATING MEDICAL GROUP's PMPM Non-Capitated Expense to account for cost variations attributable to the mix of Member Benefit Agreements. The Non-Capitated Expense Plan Factors include a durational factor for the durational plans.

  2.53 "PRIMARY CARE PHYSICIAN" means the PARTICIPATING MEDICAL GROUP Physician responsible for coordinating and controlling the delivery of Covered Medical Services to the Member. Primary Care Physicians include general and family practitioners, internists and pediatricians, and such other specialists as BLUE CROSS may approve in writing to be designated Primary Care Physicians.

  2.54 "QUALITY MANAGEMENT COMMITTEE" means a committee of physicians and other licensed health care providers, at least fifty percent of whom participate in CALIFORNIACARE, which meets regularly to review the Quality Management Program.

  2.55 "QUALITY MANAGEMENT PROGRAM" means a program which provides review by physicians and other health professionals of the appropriateness and adequacy of the delivery of health services.

  2.56 "RELATED HOSPITAL SERVICES" means services rendered to Members as part of, and concurrent with Inpatient Hospital Services, Outpatient Hospital Services, Hemodialysis Services, Skilled Nursing Facility Services, Alternative Birthing Center Services and Hospice Services, including the use of facility equipment, surgical and anesthetic supplies, oxygen and drugs except for takehome drugs, blood and blood processing, laboratory procedures and diagnostic imaging.

  2.57 "REFERRAL SERVICES" means Capitation Services which are rendered to Members through a process established by PARTICIPATING MEDICAL GROUP.

  2.58 "REGION FACTOR" means the factors used to adjust PARTICIPATING MEDICAL GROUP's PMPM Non-Capitated Expense to account for cost variations across BLUE CROSS' corporate regions.

  2.59 "SATELLITE FACILITY" means a medical facility separate from PARTICIPATING MEDICAL GROUP's principal place of business, which is dependent upon, and responsible to, PARTICIPATING MEDICAL GROUP. It is a facility that meets the CALIFORNIACARE Satellite Criteria set forth in the Operations Manual and is approved by BLUE CROSS prior to being designated a CALIFORNIACARE Satellite Facility.

  2.60 "SERVICE AREA" means the geographical area within a thirty (30) mile radius of the medical offices of PARTICIPATING MEDICAL GROUP or any Satellite Facility to which the Member is assigned, or, in the case of an Independent Practice Association, the medical office of the PARTICIPATING MEDICAL GROUP Physician. The designation of a particular geographical area shall not be construed as giving PARTICIPATING MEDICAL GROUP an exclusive right to that Service Area.

  2.61 "SKILLED NURSING FACILITY SERVICES" means inpatient and related services provided by a licensed skilled nursing facility. Skilled Nursing Facility Services excludes custodial care.

  2.62 "STOP-LOSS FACTOR" means the factor used to adjust the PARTICIPATING MEDICAL GROUP's PMPM Non-Capitated Expense to account for cost variations due to different Case Management Stop-Loss thresholds.

  2.63 "SUBSCRIBER" means an individual who has qualified for and is covered under a Benefit Agreement.

  2.64 "URGENT CARE CENTER" is a facility that meets CALIFORNIACARE's Urgent Care Center criteria as set forth in the Operations Manual, and is approved by BLUE CROSS prior to being designated as a CALIFORNIACARE Urgent Care Center.

  2.65 "UTILIZATION MANAGEMENT PROGRAM" means a program approved by BLUE CROSS and designed to review and manage the utilization of Covered Medical Services.

III.      RELATIONSHIP BETWEEN BLUE CROSS AND PARTICIPATING MEDICAL GROUP

  3.01 BLUE CROSS and PARTICIPATING MEDICAL GROUP are independent entities. Nothing in this Agreement shall be construed, or be deemed to create, a relationship of employer and employee or principal and agent, or any relationship other than that of independent parties contracting with each other solely for the purpose of carrying out the provisions of this Agreement.

  3.02 BLUE CROSS and PARTICIPATING MEDICAL GROUP agree that PARTICIPATING MEDICAL GROUP Physicians shall maintain a physician-patient relationship with each Member assigned to PARTICIPATING MEDICAL GROUP. PARTICIPATING MEDICAL GROUP shall be solely responsible to the Member for treatment and medical care with respect to the provision of Capitation Services and arrangements for Non-Capitated Services.

  3.03 Except as specifically provided herein, nothing in this Agreement is intended to be construed, or be deemed to create, any rights or remedies in any third party, including, but not limited to, a Member or a provider of services, other than PARTICIPATING MEDICAL GROUP.

  3.04 PARTICIPATING MEDICAL GROUP consents to the memorializing of its legal obligations with BLUE CROSS and each particular Affiliate in one or more separate written agreements that shall not alter the substance of those obligations.

  3.05 PARTICIPATING MEDICAL GROUP agrees that each arrangement by which PARTICIPATING MEDICAL GROUP performs services for Covered Persons that utilize the BLUE CROSS Managed Care Network shall constitute an independent legal relationship between PARTICIPATING MEDICAL GROUP and that Affiliate or Other Payor.

  3.06 PARTICIPATING MEDICAL GROUP hereby expressly acknowledges its understanding that this Agreement constitutes a contract between PARTICIPATING MEDICAL GROUP and BLUE CROSS as an independent corporation, operating under a license with the Blue Cross and Blue Shield Association, an association of independent Blue Cross and Blue Shield Plans (the "Association"), permitting BLUE CROSS to use the Blue Cross service mark in the State of California and that BLUE CROSS is not contracting as the agent of the Association. PARTICIPATING MEDICAL GROUP further acknowledges and agrees that it has not entered into this Agreement based upon representations by any person other than BLUE CROSS and that no person, entity, or organization other than BLUE CROSS, or the applicable Affiliate, shall be held accountable or liable to PARTICIPATING MEDICAL GROUP for any of BLUE CROSS', or the applicable Affiliate's, obligations to PARTICIPATING MEDICAL GROUP created under this Agreement. This section shall not create any additional obligations whatsoever on the part of BLUE CROSS, other than those obligations created under other provisions of this Agreement.

IV.       PARTICIPATING MEDICAL GROUP SERVICES AND RESPONSIBILITIES

          PARTICIPATING MEDICAL GROUP and PARTICIPATING MEDICAL GROUP Physicians agree as follows:

  4.01    Provision of Services.

          A. To promptly provide, arrange through referral, or authorize all Capitation Services, and to authorize or arrange for the provision of all Non-Capitated Services, and further, to accept full financial responsibility for all Capitation Services provided, authorized or arranged through referral, by PARTICIPATING MEDICAL GROUP in accordance with the provisions of this Agreement.

          B. To provide a Primary Care Physician selected by the Member to oversee the continuity of care for each Member who appears on PARTICIPATING MEDICAL GROUP'S Eligibility Report.

          C. To maintain a sufficient number of Primary Care Physicians to guarantee that there is the equivalent of at least one full-time Primary Care Physician to each [ ** ] Members served by PARTICIPATING MEDICAL GROUP. All Primary Care Physicians shall be PARTICIPATING MEDICAL GROUP Physicians.

          D. To assure that privileges of PARTICIPATING MEDICAL GROUP Physicians at CALIFORNIACARE Hospitals shall be adequate to meet the requirements for the CALIFORNIACARE Hospital Services to which Members are entitled under the terms of the Benefit Agreement(s).

          E. To engage the Referral Services of duly licensed board certified consultants, specialists and duly certified allied health professionals, responsible for delivering Covered Medical Services to Members. A list of all referral physicians to whom PARTICIPATING MEDICAL GROUP refers Members for Referral Services shall be provided to BLUE CROSS upon request.

          F. To ensure that all PARTICIPATING MEDICAL GROUP Physicians and all PARTICIPATING MEDICAL GROUP employees responsible for delivering Covered Medical Services to Members, continually meet all applicable federal and state laws and regulations and all legal standards of care.

          G. That if BLUE CROSS determines in good faith that any PARTICIPATING MEDICAL GROUP Physician(s):

               (1)  does not meet the requirements specified herein; or
               (2) that the health, safety or welfare of Members is jeopardized by continuation of any PARTICIPATING MEDICAL GROUP Physician to provide services to Members; or
               (3) if PARTICIPATING MEDICAL GROUP Physician(s) furnishes false, incomplete, or inaccurate information to BLUE CROSS in the application to participate; or
               (4) at any time during the term of this Agreement, a PARTICIPATING MEDICAL GROUP Physician(s) suffers revocation, termination or suspension of Physician's medical license or medical staff privileges; or
               (5) the ability of the PARTICIPATING MEDICAL GROUP Physician(s) to perform the services covered by this Agreement is otherwise impaired;

               PARTICIPATING MEDICAL GROUP warrants that upon written request of BLUE CROSS said PARTICIPATING MEDICAL GROUP Physician(s) shall be excluded from providing services to Members under this Agreement. PARTICIPATING MEDICAL GROUP and PARTICIPATING MEDICAL GROUP Physician(s) may present to BLUE CROSS for further consideration any additional information or explanation regarding PARTICIPATING MEDICAL GROUP Physician's compliance with the requirements set forth herein. However, BLUE CROSS retains the right to make the final decision regarding a PARTICIPATING MEDICAL GROUP Physician's participation under this Agreement.

  4.02    Accessibility and Continuity of Care.

          A. To promptly provide or arrange for available and accessible Covered Medical Services for each Member assigned to PARTICIPATING MEDICAL GROUP, in accordance with that Member's Benefit Agreement and this Agreement, and to provide those services in and through facilities designated in Exhibit J (incorporated by reference herein).

          B. That all Covered Medical Services, (including consultation and Referral Services), ambulatory care services, diagnostic laboratory, diagnostic imaging and therapeutic radiology services, home health services and preventive health services, shall be available to Members a minimum of forty (40) hours per week, except for weeks including holidays. The foregoing services shall be available beyond normal business hours during additional hours to be scheduled by PARTICIPATING MEDICAL GROUP.

          C. To promptly provide, arrange or authorize all Emergency services for each Member assigned to PARTICIPATING MEDICAL GROUP. Authorization of any Emergency services, as set forth in Section
               2.23 herein, shall not be withheld by PARTICIPATING MEDICAL GROUP regardless of whether PARTICIPATING MEDICAL GROUP is notified within forty eight (48) hours from the time such Emergency services were rendered. PARTICIPATING MEDICAL GROUP shall comply with all requirements set forth in California Health and Safety Code Section 1371.4(a) - (d).

          D. That PARTICIPATING MEDICAL GROUP shall manage and facilitate access to Emergency services within a twenty (20) mile radius of each Satellite Facility and PARTICIPATING MEDICAL GROUP's main facility at all times, twenty-four (24) hours a day, seven (7) days a week. In the event that PARTICIPATING MEDICAL GROUP is an Independent Practice Association, PARTICIPATING MEDICAL GROUP shall manage and facilitate access to Emergency services within a twenty (20) mile radius of the Hospital(s) designated in Exhibit B (incorporated by reference herein) as the CALIFORNIACARE Hospital(s) within PARTICIPATING MEDICAL GROUP's Service Area.

          E. To admit, or authorize admission of, Members solely to the CALIFORNIACARE Hospitals listed in Exhibit B, except (a) when Medically Necessary in an Emergency situation or (b) when Covered Medical Services are not available in a CALIFORNIACARE Hospital or (c) as otherwise required under Section 4.02F or (d) when requested to do so in writing by the Member, with the written understanding that admission to a hospital, other than those listed in Exhibit B, is not a Covered Medical Service, except as stated above in this Section 4.02E.

          F. Notwithstanding Section 4.02E, for those Members that require transplant services (solid organ and bone marrow/stem cell) that are Covered Medical Services, PARTICIPATING MEDICAL GROUP agrees to admit, or authorize the inpatient admission or outpatient treatment of Members, solely at those CALIFORNIACARE Hospitals whose transplant programs have been approved by BLUE CROSS and identified as such in the Operations Manual.

               PARTICIPATING MEDICAL GROUP will provide notification to BLUE CROSS of all potential transplant cases, including deferred or denied cases, when such cases are considered by PARTICIPATING MEDICAL GROUP's Utilization Management Program Committee or other similar PARTICIPATING MEDICAL GROUP functional committee, except for Emergencies, in which case PARTICIPATING MEDICAL GROUP shall provide notification within two (2) business days of the admission. The format of such notification is provided in the Operations Manual.

          G. That in circumstances where a Member requires specialized tertiary care or because of bed unavailability in a CALIFORNIACARE Hospital, the Member must be admitted to a non-CaliforniaCare in-area or out-of-area facility for Hospital Services, then until the Member is transferred to a CALIFORNIACARE Hospital, the PARTICIPATING MEDICAL GROUP will be financially responsible for care the same as if care had been provided in a CALIFORNIACARE Hospital, and the Non-Capitated Services arrangement as set forth in Article IX. of this Agreement will apply.

          H. To use a referral request process by which Capitation Services are to be rendered by Health Professionals other than the Member's Primary Care Physician, including PARTICIPATING MEDICAL GROUP Physicians or other Health Professionals who do not belong to PARTICIPATING MEDICAL GROUP. This process shall assure that:

               (1) All Health Professionals who provide Referral Services follow appropriate billing procedures.
               (2) That the Health Professional must look only to PARTICIPATING MEDICAL GROUP for payment of Covered Medical Services and shall not bill the Member, except for applicable co-payments and for non-Covered Medical Services.
               (3) Primary Care Physicians who determine that a referral is necessary, may issue a referral without the prior authorization of PARTICIPATING MEDICAL GROUP's Utilization Management Program to physicians in the following specialties: Cardiology, Dermatology, Endocrinology, Ear, Nose and Throat, Gastroenterology, General Surgery, Hematology, Neurology, Obstetrics-Gynecology, Oncology, Ophthalmology, Orthopedic Surgery, Podiatry, Routine Laboratory, Routine X-ray and Urology.
               (4) For referrals to specialists or providers, or services other than those listed in (3) above, PARTICIPATING MEDICAL GROUP shall review and issue an authorization or denial of a request for referral within five (5) business days of receipt of such request or admission to hospital.

          I. That visits to the Member's home within the PARTICIPATING MEDICAL GROUP Service Area, by a Primary Care Physician, shall occur as necessary within that Physician's discretion.

          J. To assure that Members shall not be subject to discrimination in access to Covered Medical Services.

          K. That PARTICIPATING MEDICAL GROUP facilities shall be reasonably accessible to the physically handicapped.

          L. To provide health education and wellness programs for Members within the guidelines indicated in the "CaliforniaCare Health Education and Wellness Manual." Programs are to be delivered in accordance with these guidelines which provide for disease prevention and management and the promotion of healthier life-styles.

  4.03    Utilization/Quality Management and Grievance Procedures.

          To cooperate with BLUE CROSS' administration of its internal quality of care review and grievance procedures. The parties acknowledge and agree that authority to perform Utilization Management Program activities and Quality Management Program activities under this Agreement is a delegation of BLUE CROSS authority pursuant to Sections 1370 and 1370.1 of the Health and Safety Code, and all or part of this authority may be revoked at any time. The scope of delegated authority shall be as set forth in the Utilization Management Program guidelines and the Quality Management Program guidelines issued by BLUE CROSS and provided to PARTICIPATING MEDICAL GROUP. The proceedings of the Utilization Management and Quality Management Committees shall be strictly confidential between BLUE CROSS and PARTICIPATING MEDICAL GROUP and are subject to the protections set forth in Sections 1370 and 1370.1.

  4.04    Quality Management Program.

          To adopt and maintain a Quality Management Program consistent with BLUE CROSS standards and approved by BLUE CROSS. This program will cover all Covered Medical Services provided or arranged by PARTICIPATING MEDICAL GROUP for Members. PARTICIPATING MEDICAL GROUP agrees to allow on-site review of its Quality Management Program by BLUE CROSS staff.

          A.   The Quality Management Program shall:

               (1) Provide for Quality Management review by PARTICIPATING MEDICAL GROUP Physicians and other Health Professionals.
               (2) Provide for review of all services provided to Members by PARTICIPATING MEDICAL GROUP.
               (3) Stress health outcomes by providing health education and wellness programs for Members.

          B. The Quality Management Program shall include, but not be limited to the following activities:

               (1) Credentialing and recredentialing of all PARTICIPATING MEDICAL GROUP Physicians and allied Health Professional providers.
               (2) Credentialing and recredentialing of all Health Professionals or providers under contract with or employed by PARTICIPATING MEDICAL GROUP.
               (3)  Incident identification and risk management.
               (4)  Member grievance resolution.
               (5)  General and focused health care audits.
               (6) Development and implementation of appropriate recommendations.

               (7) Documentation of remedial procedures for instances of inappropriate or substandard service(s) and/or failure to provide needed Medically Necessary Covered Medical Service(s).

          C. BLUE CROSS shall validate PARTICIPATING MEDICAL GROUP's development and implementation of the Quality Management Program through regular audit activities as follows:

               (1) The CALIFORNIACARE Quality Management Department shall review PARTICIPATING MEDICAL GROUP's Quality Management Program on an annual basis through a scheduled on-site audit.
               (2) The CALIFORNIACARE Quality Management Representative shall notify PARTICIPATING MEDICAL GROUP of any deficiencies or areas needing improvement.
               (3) PARTICIPATING MEDICAL GROUP shall take corrective action to eliminate any deficiencies in areas needing improvement within a reasonable period of time.
               (4)  BLUE CROSS shall conduct follow-up reviews as necessary.

          D.   PARTICIPATING MEDICAL GROUP shall:

               (1) Make available to BLUE CROSS summaries of all minutes and notes from any and all Quality Management Committees and/or activities which specifically relate to Members.
               (2) Provide BLUE CROSS with access to all PARTICIPATING MEDICAL GROUP Quality Management data directly or indirectly relating to Members.
               (3) Make available to BLUE CROSS all composite Quality Management Program data which include Members in the composite data set and provide such detail as is available regarding those Members.
               (4) Make known to BLUE CROSS any and all adverse actions taken against a PARTICIPATING MEDICAL GROUP Physician when such action is the result of deficiencies in quality of medical care.
               (5) Provide the CALIFORNIACARE Medical Director (or the Medical Director's clinical designee) with a schedule designating the time and place of all Quality Management Committee meetings that relate to Members, in order that he or she shall, in the Medical Director's discretion, attend. The CALIFORNIACARE Medical Director shall notify the PARTICIPATING MEDICAL GROUP in advance of his or her attendance and shall not be excluded from any deliberation on activities related to Members.
               (6) Permit BLUE CROSS to evaluate and utilize the data obtained from the CALIFORNIACARE Quality Management Program in a manner that satisfies BLUE CROSS' requirements for quality assurance, for BLUE CROSS internal use only.
               (7) Implement any necessary changes in procedures, in order to fully comply with all quality assurance standards, as mutually agreed by the parties, and provide BLUE CROSS with the minutes of Quality Management Committee meetings and reviews that relate to Members.
               (8) Report to BLUE CROSS quarterly on activities or actions of PARTICIPATING MEDICAL GROUP's Quality Management Committee as such activities or actions relate to Members.

  4.05    Utilization Management Program.

          To adopt and maintain a Utilization Management Program consistent with BLUE CROSS standards and approved by BLUE CROSS. This program will cover all Covered Medical Services provided or arranged by PARTICIPATING MEDICAL GROUP for Members. PARTICIPATING MEDICAL GROUP agrees to allow on-site review of Utilization Management Program by BLUE CROSS.

          A. The Utilization Management Program shall:

               (1) Include the development and implementation of appropriate recommendations.
               (2) Include documentation of remedial procedures for instances of inappropriate or substandard services(s) and or failure to provide Medically Necessary Covered Medical Services.
               (3) Assure that PARTICIPATING MEDICAL GROUP's primary consideration is the quality of services rendered to Members.
               (4) Assure that all services provided to Members are Medically Necessary.
               (5)  Work closely with CALIFORNIACARE Hospitals.
               (6)  Encompass inpatient, outpatient, and ancillary care.
               (7)  Utilize prospective, concurrent, and retrospective review.
               (8) Assure that all adverse utilization review decisions are made by a licensed physician, and no denial of a requested service shall be made except by a licensed physician, experienced in the area being reviewed. Denial decisions shall be provided to Members in writing.
               (9) Permit BLUE CROSS to have access to all PARTICIPATING MEDICAL GROUP Utilization Management data directly or indirectly relating to Members.

          B. BLUE CROSS shall validate PARTICIPATING MEDICAL GROUP's development and implementation of the Utilization Management Program through regular audit activities as follows:

               (1) The CALIFORNIACARE Quality Management Department shall review PARTICIPATING MEDICAL GROUP' Utilization Management Program on an annual basis through a scheduled on-site audit.
               (2) The CALIFORNIACARE Quality Management Representative shall notify PARTICIPATING MEDICAL GROUP of any deficiencies or areas needing improvement.
               (3) PARTICIPATING MEDICAL GROUP shall take corrective action to eliminate any deficiencies in areas needing improvement within a reasonable period of time.
               (4)  BLUE CROSS shall conduct follow-up reviews as necessary.

          C.   PARTICIPATING MEDICAL GROUP shall:

               (1) Make available to BLUE CROSS summaries of all minutes and notes from any and all Utilization Management Committees and/or activities which relate to Members.
               (2) Make available to BLUE CROSS upon request all composite Utilization Management data which include Members in the composite data set and provide such detail as is available regarding those Members.
               (3) Provide the CALIFORNIACARE Medical Director (or the Medical Director's clinical designee) with a schedule designating the time and place of all Utilization Management Committee meetings that relate to Members, in order that he or she shall, in the Medical Director's discretion, attend. The CALIFORNIACARE Medical Director shall notify the PARTICIPATING MEDICAL GROUP in advance of his or her attendance and shall not be excluded from any deliberation on activities related to Members.

  4.06    Records and Reserves.

          A. BLUE CROSS shall have access at reasonable times upon demand to the books, records and papers of PARTICIPATING MEDICAL GROUP relating to the services PARTICIPATING MEDICAL GROUP provides to Members, to the cost thereof, and to payments PARTICIPATING MEDICAL GROUP receives from Members or others on their behalf. PARTICIPATING MEDICAL GROUP shall maintain such records and provide such information to BLUE CROSS and the Commissioner of Corporations as may be necessary for BLUE CROSS' compliance with the requirements of the Knox-Keene Act. PARTICIPATING MEDICAL GROUP shall maintain such records for at least five (5) years, and such obligations shall not be terminated upon a termination of this Agreement, whether by rescission or otherwise.

          B. PARTICIPATING MEDICAL GROUP agrees to provide BLUE CROSS with audited financial statements of PARTICIPATING MEDICAL GROUP no later than three (3) months after the end of its fiscal year, and BLUE CROSS shall maintain strict confidentiality of said records. Audited financial statements shall illustrate net operating surplus or profit (after taxes). Documents shall include the following:

               (1)  Balance sheets
               (2)  Statements of revenues and expenses
               (3)  Statements of cash flow

               PARTICIPATING MEDICAL GROUP further agrees that BLUE CROSS shall have the right to require audited financial statements, in addition to the latest fiscal year, at any time, upon request, with reasonable notice, if BLUE CROSS pays for the audit.

          C. To maintain financial reserves adequate to cover all risks assumed by PARTICIPATING MEDICAL GROUP hereunder, including, but not limited to, unanticipated claims for Referral Services that are the potential responsibility of PARTICIPATING MEDICAL GROUP.

          D. That all information shall be provided to each party to this Agreement pursuant to procedures designed to protect the confidentiality of patient medical records in accordance with applicable legal requirements, recognized standards of professional practice and generally accepted procedures followed by health maintenance organizations (HMOs).

          E. Upon termination of this Agreement, PARTICIPATING MEDICAL GROUP shall, upon advance written notice from BLUE CROSS, make available to BLUE CROSS and permit BLUE CROSS to copy the medical records of each Member who has been assigned to PARTICIPATING MEDICAL GROUP.

  4.07    Insurance Programs or Policies.

          PARTICIPATING MEDICAL GROUP agrees to maintain professional liability insurance, or other risk protection program, acceptable as defined under A. and B. below to BLUE CROSS. Notification by PARTICIPATING MEDICAL GROUP of cancellation or material modification of the coverage under such professional liability insurance or other risk protection program is to be made to BLUE CROSS within thirty (30) days prior to any cancellation or modification. Copies of the agreements or documents evidencing professional liability insurance or other risk protection required under this section shall be provided to BLUE CROSS upon execution of this Agreement.

          A.   PROFESSIONAL LIABILITY INSURANCE

               The coverage to be provided under this section shall be in minimum amounts of ONE MILLION DOLLARS ($1,000,000.00) for any one (1) incident, THREE MILLION DOLLARS ($3,000,000.00) annual aggregate. PARTICIPATING MEDICAL GROUPs which are organized as Independent Practice Associations shall ensure that PARTICIPATING MEDICAL GROUP Physicians maintain professional liability insurance in minimum amounts of ONE MILLION DOLLARS ($1,000,000.00) for any one incident and THREE MILLION DOLLARS ($3,000,000.00) annual aggregate. Furthermore, PARTICIPATING MEDICAL GROUPS organized as Independent Practice Associations shall maintain directors and officers liability in minimum amounts of ONE MILLION DOLLARS ($1,000,000.00) for any one incident, ONE MILLION DOLLARS ($1,000,000.00) annual aggregate.

          B.   OTHER INSURANCE

               (1) GENERAL LIABILITY INSURANCE. In addition to Subsection A., above, PARTICIPATING MEDICAL GROUP shall also maintain a policy or program of comprehensive general liability insurance (or other risk protection) with minimum coverage including no less than ONE HUNDRED THOUSAND DOLLARS ($100,000.00) for PARTICIPATING MEDICAL GROUP's property, together with combined single limit bodily injury and property damage insurance of not less that SIX HUNDRED THOUSAND DOLLARS ($600,000.00).

               (2) WORKERS' COMPENSATION. PARTICIPATING MEDICAL GROUP's employees shall be covered by Workers' Compensation Insurance in an amount and form meeting all requirements of applicable provisions of the CALIFORNIA LABOR CODE.

  4.08    Administrative Responsibilities.

          A. To comply with all CALIFORNIACARE administrative policies and procedures in the areas listed in Exhibit C (incorporated by reference herein) and as set forth in the Operations Manual (incorporated by reference herein) and to comply with all applicable state and federal laws and regulations relating to the delivery of Covered Medical Services.

          B. To provide a CALIFORNIACARE Coordinator who will create a liaison with BLUE CROSS and assist Members in accordance with the procedures set forth in the Operations Manual, and who will be available to Members during all regular office hours of PARTICIPATING MEDICAL GROUP for the purpose of assisting Members to resolve any problems which may arise or be perceived by the Member.

          C.   To notify BLUE CROSS within Fifteen (15) days concerning:

               (1) Any material change in the bylaws, membership, ownership or officers of PARTICIPATING MEDICAL GROUP which might affect BLUE CROSS or this Agreement.

               (2) Any legal or governmental action initiated against a PARTICIPATING MEDICAL GROUP Physician or against PARTICIPATING MEDICAL GROUP which might affect BLUE CROSS or this Agreement including, but not limited to, any change in PARTICIPATING MEDICAL GROUP Physician(s) licensure, insurance, certification, malpractice, disciplinary experience or physical or mental health status.

               (3) Any other situation that may interfere with PARTICIPATING MEDICAL GROUP's or PARTICIPATING MEDICAL GROUP Physician's duties and obligations under this Agreement.

          D. To obtain BLUE CROSS' prior written approval for any literature related to CALIFORNIACARE and intended for Members.

          E. To continually meet all criteria for PARTICIPATING MEDICAL GROUPS, set forth in the Operations Manual, and to continually meet all criteria for Satellite Facilities (if applicable) set forth in the Operations Manual.

          F. To provide BLUE CROSS, on a monthly basis, all ambulatory encounter data either directly or through PARTICIPATING MEDICAL GROUP's billing agent in the file format as shown in the Operations Manual.

          G. To comply with BLUE CROSS programs related to the management of pharmaceutical expenses.

          H. That all financial terms of this Agreement shall be and remain confidential and shall not be disclosed to any third party, except as required by law or as required to supply information required by any financial institution.

  4.09    Payments and Member Billing.

          A. To accept the monthly Capitation payment from BLUE CROSS as payment in full for Capitation Services (including all Referral Services) provided or arranged hereunder, and not to seek additional payments or compensation from Members for Covered Medical Services. The foregoing restriction shall not apply to co-payments, which may be collected by PARTICIPATING MEDICAL GROUP in accordance with the applicable provisions of the Benefit Agreement(s), nor shall it apply to billings and collections with respect to non-Covered Medical Services rendered to Members by PARTICIPATING MEDICAL GROUP. However, to the extent that the PARTICIPATING MEDICAL GROUP's billing office is aware of the Member's payment responsibility, PARTICIPATING MEDICAL GROUP agrees to advise the Member of that payment responsibility prior to rendering any service requiring a co-payment, or any non-Covered Medical Service.

               If PARTICIPATING MEDICAL GROUP should receive any surcharge or payment from a Member, in addition to those permissible charges set forth above, PARTICIPATING MEDICAL GROUP shall promptly refund the full amount thereof to the Member.

          B. To never charge any Member for any health service which has been deemed not Medically Necessary or not appropriate after utilization review by PARTICIPATING MEDICAL GROUP, unless the Member specifically requests the service and acknowledges in writing that the service is not a Covered Medical Service under the Member's Benefit Agreement.

          C. That BLUE CROSS and PARTICIPATING MEDICAL GROUP respectively acknowledge that the authority and responsibility for coordination of benefits shall be carried out in accordance with the provisions set forth in the Benefit Agreements and the Operations Manual.

          D. That PARTICIPATING MEDICAL GROUP shall promptly notify, in writing, the CALIFORNIACARE Case Management Department of all cases that reach the Enrollment Protection or Case Management Stop-Loss levels specified herein.

          E. To pay all Health Professionals and hospitals who have rendered authorized Referral Services or Out-of-Area Emergency Services to Members, within forty-five (45) working days following receipt of a clean, undisputed claim, consistent with the regulations of the Commissioner of Corporations governing BLUE CROSS.

  4.10    Membership.

          A. To accept any and all Members who select PARTICIPATING MEDICAL GROUP until such time as PARTICIPATING MEDICAL GROUP shall have provided ninety (90) days prior written notice to BLUE CROSS that it has reached its maximum capacity as set forth in Section 16.08 herein, or that it anticipates reaching such maximum within ninety (90) days from the date of the notice to BLUE CROSS. The maximum capacity of PARTICIPATING

               MEDICAL GROUP designated in Section 16.08 shall be reduced only upon ninety (90) days written notice to BLUE CROSS. The parties acknowledge their understanding that enrollment from individual accounts, or changes in selection of PARTICIPATING MEDICAL GROUP by Members, are not entirely within the control of BLUE CROSS.

          B. That PARTICIPATING MEDICAL GROUP will not request, demand, require or otherwise seek the transfer or removal of any Member from the care of PARTICIPATING MEDICAL GROUP, based on that Member's need of, or utilization of, Medically Necessary services.

          C. PARTICIPATING MEDICAL GROUP agrees that, in the event a Member who is covered for workers' compensation benefits by a workers' compensation carrier affiliated with BLUE CROSS, seeks services for a work-related illness or injury, PARTICIPATING MEDICAL GROUP shall have the option to (a) provide such Medically Necessary medical services or (b) refer such Member to a provider that participates in the Prudent Buyer Comp provider network or the CalCare Comp provider network, whichever is applicable. In the event that PARTICIPATING MEDICAL GROUP elects to treat such Member, PARTICIPATING MEDICAL GROUP shall complete a Doctor's First Report of Injury as defined in the California Labor Code. As payment for such medical services rendered, PARTICIPATING MEDICAL GROUP agrees to accept, as payment in full, compensation in accordance with the fee schedule set forth in Exhibit E of the Agreement (incorporated by reference herein). PARTICIPATING MEDICAL GROUP further agrees that, in the event such Member requires medical services in connection with such work-related illness or injury beyond the treatment provided at the initial visit, PARTICIPATING MEDICAL GROUP shall refer such Member only to a provider that participates in the Prudent Buyer Comp provider network or the CalCare Comp provider network, whichever is applicable.

          D. That unless agreed to in writing by BLUE CROSS, this Agreement shall not apply to organized physician groups (including, but not limited to, Independent Practice Associations) that PARTICIPATING MEDICAL GROUP acquires, manages or affiliates with subsequent to the effective date of this Agreement.

          E. When the BLUE CROSS Managed Care Network is utilized by an Affiliate or Other Payor, PARTICIPATING MEDICAL GROUP agrees to provide services to Covered Persons of that Affiliate or Other Payor in accordance with the terms of this Agreement. BLUE CROSS shall compensate PARTICIPATING MEDICAL GROUP in accordance with the terms of this Agreement for services provided to Covered Persons of any such Other Payor. When an Other Payor utilizes the Managed Care Network, such Other Payor shall comply with the terms of this Agreement.

               In the event the BLUE CROSS Managed Care Network is to be utilized by an Other Payor that has operational requirements that are materially different from those required under this Agreement, BLUE CROSS agrees to notify PARTICIPATING MEDICAL GROUP in writing thirty (30) days prior to the commencement of such utilization. PARTICIPATING MEDICAL GROUP may decline to provide services to such Other Payor by providing written notice of such decision to BLUE CROSS within ten (10) days of receipt of notice by BLUE CROSS referenced above.

V.        BLUE CROSS SERVICES AND RESPONSIBILITIES

          BLUE CROSS agrees:

  5.01 To perform, or arrange for the performance of, all necessary accounting and enrollment functions with respect to marketing and administering the CALIFORNIACARE program, and to issue an identification card to each Subscriber or to each Subscriber and one additional eligible Member covered under a two-party or family contract as described in the Operations Manual.

  5.02 To provide PARTICIPATING MEDICAL GROUP with Member Eligibility Reports, as set forth in Article VI.

  5.03 That, to the extent compatible with its obligations to BLUE CROSS hereunder, PARTICIPATING MEDICAL GROUP reserves the right to provide professional services to persons who are not Members.

  5.04 To provide PARTICIPATING MEDICAL GROUP with claims paid and Non-Capitated Services data as described in the Operations Manual.

  5.05 To make trained personnel available to PARTICIPATING MEDICAL GROUP to assist in Quality Management activities, the establishment of procedures for pre-admission medical review and concurrent medical review of Members who require, or may require, hospitalization.

  5.06 To notify PARTICIPATING MEDICAL GROUP of any CALIFORNIACARE Group Benefit Agreements between BLUE CROSS and employers, government agencies, or any other groups, which may substantially affect enrollment at PARTICIPATING MEDICAL GROUP.

  5.07 To undertake reasonable efforts, in accordance with a standard of good faith, to assure that Members assigned to PARTICIPATING MEDICAL GROUP will live or work within the Service Area defined in this Agreement. However, BLUE CROSS reserves the right to assign any Members to PARTICIPATING MEDICAL GROUP at the Member's open enrollment period, or when the Member changes residence, or when BLUE CROSS determines such transfer to be in the Member's best interest due to special circumstances under the terms of the Member's Benefit Agreement.

  5.08 To exercise reasonable efforts to negotiate special rates with hospitals and other providers who contract with BLUE CROSS to render Non-Capitated Services to Members and to pay hospitals in accord with those agreements.

  5.09 To notify and consult with PARTICIPATING MEDICAL GROUP with respect to the development of any material changes, as determined by BLUE CROSS, or amendments to the Benefit Agreements, and to obtain PARTICIPATING MEDICAL GROUP's consent to changes that BLUE CROSS believes may materially affect PARTICIPATING MEDICAL GROUP, except for changes required by law. The foregoing consent will not be unreasonably withheld by PARTICIPATING MEDICAL GROUP, so long as Capitation payments are adjusted as mutually agreed to reflect any additional services which may be required due to any amendment or change in Member benefits.

  5.10 To accept sole responsibility for filing reports, obtaining approvals, and complying with the applicable laws and regulations of state, federal, and other regulatory agencies having jurisdiction over BLUE CROSS, on the condition that PARTICIPATING MEDICAL GROUP cooperates in providing BLUE CROSS with any information and assistance reasonably required. PARTICIPATING MEDICAL GROUP is not required to provide information which is confidential in any other existing contract of PARTICIPATING MEDICAL GROUP.

  5.11 That nothing contained in this Agreement is intended to interfere with the professional relationship between any Member and the Member's PARTICIPATING MEDICAL GROUP Physician(s).

  5.12 To collect, or arrange to have collected, all premiums, Member payments and other items of income to which BLUE CROSS is entitled under its group and individual contracts or otherwise, except for (a) co-payments, (b) payments for non-Covered Medical Services, (c) coordination of benefits payments for professional services which may be collected by PARTICIPATING MEDICAL GROUP under the conditions set forth in the Member's Benefit Agreement, and (d) third party liability payments for professional services. Pursuant to the Benefit Agreement(s) BLUE CROSS may hold a lien on third party liability payments in the amount of benefits paid by BLUE CROSS and the value of medical care provided under CALIFORNIACARE for the treatment of the illness, injury or condition for which a third party is liable. BLUE CROSS shall assign to PARTICIPATING MEDICAL GROUP that portion of any such lien related to professional services rendered under this Agreement by PARTICIPATING MEDICAL GROUP. PARTICIPATING MEDICAL GROUP's methods of collection of such payments shall be conducted in a reasonable and nonegregious manner and only proper legal procedures may be used to enforce such payment.

  5.13 To consult with PARTICIPATING MEDICAL GROUP regarding any material changes, as determined by BLUE CROSS, in operating procedures and policies, as set forth in the Operations Manual, and to provide PARTICIPATING MEDICAL GROUP with an opportunity to comment on any policy and procedural changes which may have a substantial impact on PARTICIPATING MEDICAL GROUP.

VI.       ELIGIBILITY LISTINGS

  6.01 Eligibility listings of Members of employer groups who have personally selected, or been assigned to, PARTICIPATING MEDICAL GROUP shall be provided in the following manner:

          A. BLUE CROSS shall maintain, update and distribute monthly, Member Eligibility Reports listing the persons who are eligible to receive Covered Medical Services during the applicable month.

          B. PARTICIPATING MEDICAL GROUP shall receive a copy of the Eligibility Reports at PARTICIPATING MEDICAL GROUP's main site. Should PARTICIPATING MEDICAL GROUP request reports in an electronic format, paper reports will continue to be provided for an additional ninety (90) days only. As described in the Operations Manual, BLUE CROSS will charge a fee of between [ ** ] and [ ** ] per report, for each of the following:

               (1)  duplicate copies of paper reports,
               (2) copies of paper reports delivered in addition to reports in electronic format after the ninety (90) day parallel reporting period (tape, diskette, NDM or other electronic medium),
               (3)  duplicate reports for prior months.

          C. BLUE CROSS will discourage retroactive cancellation by an employer group of more than ninety (90) days from BLUE CROSS' applicable monthly billing process date. However, when no services have been rendered, BLUE CROSS may make occasional exceptions due to legitimate administrative processing requirements. Notwithstanding any retroactive cancellation of a Member by an employer group of more than ninety (90) days, BLUE

               CROSS shall not be entitled to any refund of Capitation payments made for such Member beyond the ninety (90) day period. BLUE CROSS will attempt to discourage retroactively adding any Member after the applicable billing is reconciled. In the event BLUE CROSS finds it necessary to assign, up to ninety (90) days retroactively, a new Member to PARTICIPATING MEDICAL GROUP, Capitation payment for that Member shall be made, and PARTICIPATING MEDICAL GROUP agrees to be responsible for all Covered Medical Services due that Member under the terms of the Member's Benefit Agreement which were provided or arranged by PARTICIPATING MEDICAL GROUP, from the date the Member was assigned.

          D. In the event care is provided to an ineligible person, based on an erroneous or delayed Eligibility Report, BLUE CROSS shall be financially responsible for all care provided by PARTICIPATING MEDICAL GROUP prior to the time PARTICIPATING MEDICAL GROUP received notice of that person's ineligibility and, on the condition that PARTICIPATING MEDICAL GROUP shall supply BLUE CROSS with evidence that PARTICIPATING MEDICAL GROUP has unsuccessfully sought payment for all or a portion of the charges from the ineligible person, or the person having legal responsibility for the ineligible person, through two billing cycles, or through a period of sixty (60) days, whichever is greater. In that event, BLUE CROSS' responsibility for physician compensation shall be measured as set forth in Exhibit E or the actual billed amount, whichever is less. The obligations of BLUE CROSS unclear this Subsection D shall be conditioned upon the exercise of prudent judgment by PARTICIPATING MEDICAL GROUP, evidenced by reasonable efforts to contact BLUE CROSS for verification of the eligibility of each Member prior to providing or arranging Covered Medical Services.

VII.      COMPENSATION TO PARTICIPATING MEDICAL GROUP

  7.01 Exhibits D, G and G-1 (all incorporated by reference herein), set forth Capitation payments for new and renewing business. The applicable Capitation payment for each Member assigned to PARTICIPATING MEDICAL GROUP, shall be paid monthly, prorated in accordance with Member eligibility.

          Such Capitation payment shall be adjusted for Member age, sex and Benefit Agreement in accordance with age, sex and plan relativities that have been developed by BLUE CROSS based upon actuarial assumptions and BLUE CROSS' utilization experience. BLUE CROSS reserves the right to adjust such relativity factors, upon contract renewal, based upon BLUE CROSS' experience.

  7.02 Capitation shall be paid in consideration for providing Capitation Services and arranging NonCapitated Services for each Member assigned to PARTICIPATING MEDICAL GROUP, and in consideration for all Capitation Services arranged through referral for Members by PARTICIPATING MEDICAL GROUP. The Capitation payment shall be made by the tenth of each month and shall be computed on the basis of the most current group and individual information available. In the event that an error is made in the computation of the Capitation payment, resulting in an overpayment or underpayment to PARTICIPATING MEDICAL GROUP, BLUE CROSS reserves the right to adjust subsequent Capitation payments to PARTICIPATING MEDICAL GROUP to offset such overpayment or underpayment.

          Each Capitation payment shall be accompanied by a remittance summary. The remittance summary identifies the total Capitation amount payable, including retroactivity and identifies those Members whose retroactivity had a financial impact on the total Capitation payment. A complete listing of Members that are eligible for Capitation Services is provided in the monthly Eligibility Report, as set forth in Article VI.

  7.03 PARTICIPATING MEDICAL GROUP agrees that in no event shall any allowable co-payment or reimbursement amount, or sum thereof, due PARTICIPATING MEDICAL GROUP, exceed the cost to PARTICIPATING MEDICAL GROUP of providing the service or item which was billed.

  7.04 PARTICIPATING MEDICAL GROUP agrees to continue to provide or arrange for all Covered Medical Services and benefits to any Member, or former Member, who is eligible for coverage under the Extension of Benefits provision of the Benefit Agreements, in exchange for the then current Capitation amount per Member per month of the Benefit Agreement type under which the Member is, or was, enrolled. Under the circumstances described in this Section 7.04 BLUE CROSS shall be financially responsible for Non-Capitated Services.

  7.05 PARTICIPATING MEDICAL GROUP agrees to be responsible for professional and technical charges, as described in Exhibit A-1 (incorporated by reference herein), for laboratory, radiology and diagnostic testing procedures and diagnostic imaging examinations rendered to Members, as a part of, and concurrent with benefits set forth in this Agreement, whether billed by the hospital or by a qualified health professional

  7.06 In the event a referral provider has not been reimbursed for authorized Referral Services or that any other provider has not been reimbursed by PARTICIPATING MEDICAL GROUP as required under their agreement for services provided to Members within forty-five (45) working days following receipt of a clean, undisputed claim, then after notice BLUE CROSS shall have the option to pay a clean and uncontested claim and deduct such payment (including any interest payable under Health & Safety Code Section 1371), plus an administrative charge equal to [ ** ] of the claim amount, from any money due from BLUE CROSS to PARTICIPATING MEDICAL GROUP. If a total of five (5) or more instances occur where any provider associated with PARTICIPATING MEDICAL GROUP bills a Member in violation of this Agreement during any calendar year, BLUE CROSS may, in its sole discretion, suspend the assignment of new Members to PARTICIPATING MEDICAL GROUP until such time as PARTICIPATING MEDICAL GROUP has rectified the problem to BLUE CROSS' satisfaction.

VIII.     ENROLLMENT PROTECTION

  8.01 Enrollment Protection is a program designed to limit PARTICIPATING MEDICAL GROUP's liability for Capitation Services expense.

  8.02 For PARTICIPATING MEDICAL GROUPs with less than [ ** ] Members, on the effective date of this Agreement, the liability of PARTICIPATING MEDICAL GROUP for expenses for Capitation Services rendered to any single Member during the calendar year shall be limited to the first [ ** ] of such expenses.

  8.03 If PARTICIPATING MEDICAL GROUP's assigned CALIFORNIACARE and BLUE CROSS PLUS enrollment is [ ** ] or more Members, on the effective date of this Agreement, PARTICIPATING MEDICAL GROUP agrees to accept risk under either Subsection A or Subsection B, as indicated below.

          A. The liability of PARTICIPATING MEDICAL GROUP for expenses for Capitation Services rendered to any single Member during the calendar year, shall be limited to the first [ ** ] of Capitation Services expenses, which have been incurred by PARTICIPATING MEDICAL GROUP for that Member, or

          B. The liability of PARTICIPATING MEDICAL GROUP for expenses for Capitation Services rendered to any single Member during the calendar year, shall be limited to the first [ ** ] of Capitation Services expenses which have been incurred by PARTICIPATING MEDICAL GROUP for that Member.

               PARTICIPATING MEDICAL GROUP hereby elects to accept risk pursuant to Section 8.03.
               / / A.  / / B. (Check one).

  8.04 Notwithstanding Section 8.02 or 8.03 above, the liability of PARTICIPATING MEDICAL GROUP for expenses for Capitation Services for Members who have been diagnosed as having Acquired Immune Deficiency Syndrome (AIDS) shall be limited to [ ** ] for any Member who has been diagnosed as having AIDS according to the most current criteria established by the Center for Disease Control (CDC) at the time of the diagnosis.

  8.05 The total expenses of PARTICIPATING MEDICAL GROUP for Capitation Services rendered to any single Member during the calendar year shall be calculated according to the fee schedule set forth in Exhibit E. In the event the foregoing calculation for any given procedure results in a figure greater than the actual cost of the procedure as billed by a third party, then the actual cost for that procedure shall be deemed to be the amount actually paid by PARTICIPATING MEDICAL GROUP.

  8.06 Expenses in connection with the following services shall not be included as Capitation Services expenses incurred by PARTICIPATING MEDICAL GROUP in reaching the Enrollment Protection level:

          A.   Services rendered in connection with Workers' Compensation cases.

          B.   Services for which payment is obtained from third-party sources.

          C. Services for which payment is obtained from BLUE CROSS through any coverage other than CALIFORNIACARE.

          All co-payments applicable to Capitation Services rendered to Members shall be subtracted from Capitation Services expenses. When the PARTICIPATING MEDICAL GROUP is capitated by two coverages for one Member, the PARTICIPATING MEDICAL GROUP agrees to coordinate all related co-payments under the Coordination of Benefits rules in the Member's Benefit Agreement.

  8.07 PARTICIPATING MEDICAL GROUP shall maintain records necessary to evidence having reached the Enrollment Protection level. After reaching the Enrollment Protection level with regard to any Member, during the remainder of the calendar year PARTICIPATING MEDICAL GROUP shall bill BLUE CROSS for [ ** ] of services rendered, or provided, to that Member by PARTICIPATING MEDICAL GROUP, calculated in accordance with Sections 8.02, 8.03, 8.04, 8.05 and 8.06. Reimbursement to PARTICIPATING MEDICAL GROUP for Enrollment
          Protection shall be made by BLUE CROSS in accordance with the lesser of actual billed charges or the fee schedule set forth in Exhibit E, on a monthly basis, within forty-five (45) working days of submission of complete and accurate documentation by PARTICIPATING MEDICAL GROUP. Services which are not set forth in Exhibit E shall be reimbursed by BLUE CROSS at the actual charges paid by PARTICIPATING MEDICAL GROUP.

  8.08 PARTICIPATING MEDICAL GROUP and BLUE CROSS acknowledge and agree that PARTICIPATING MEDICAL GROUP limitations of liability as set forth in this Article VIII shall be conditioned upon submission of clean undisputed claims to BLUE CROSS no later than twelve (12) months after the date of the service rendered to Members. Any claims under the Enrollment Protection program which would otherwise be the responsibility of BLUE CROSS under this Agreement shall be the financial responsibility of PARTICIPATING MEDICAL GROUP if a clean undisputed claim is not submitted within twelve (12) months of the date of service. For the purpose of this Agreement, a clean claim shall mean a claim that meets all BLUE CROSS requirements with respect to back-up information.

IX.       NON-CAPITATED SERVICES

  9.01 Non-Capitated Services, as defined in this Article, shall include Covered Medical Services, as set forth in the applicable Benefit Agreement and as authorized or referred by PARTICIPATING MEDICAL GROUP.

          The Covered Medical Services encompassed in Non-Capitated Services are delineated in Exhibit A(1) and include, but are not limited to:

          A.   Inpatient Hospital Services (exclusive of professional charges).

          B.   Outpatient Hospital Services (exclusive of professional charges).

          C.   Hemodialysis Services (exclusive of professional charges).

          D. In-Area Emergency Room Facility Services (exclusive of professional charges).

          E.   Related Hospital Services.

          F.   Skilled Nursing Facility Services.

          G.   Ambulance Services.

          H.   Home Health Services.

          I. Alternative Birthing Center Services (exclusive of professional charges).

          J. Ten percent (10%) of expenses related to Out-of-Area Emergency Services (Facility and Professional Expenses).

          K.   Durable Medical Equipment and prosthetic devices.

          L.   Hospice Services.

          M. [ ** ] of the average wholesale price (AWP) related to chemotherapy drugs (intravenously administered) and injectable medications administered during a visit to the physician's office (excluding take-home insulin).

          N.   Mammography Services.

  9.02    Billing for Non-Capitated Services shall be as follows:

          A. The provider of Non-Capitated Services may bill BLUE CROSS directly, in which case, BLUE CROSS shall reimburse said provider within forty-five (45) working days following receipt of a clean undisputed claim accompanied by an authorization from PARTICIPATING MEDICAL GROUP; or,

          B. The provider of Non-Capitated Services may bill PARTICIPATING MEDICAL GROUP, in which case, PARTICIPATING MEDICAL GROUP shall bill BLUE CROSS for reimbursement. BLUE CROSS shall reimburse PARTICIPATING MEDICAL GROUP within forty-five (45) working days following BLUE CROSS's receipt of a clean undisputed claim from PARTICIPATING MEDICAL GROUP, on the condition that such claim shall be submitted to BLUE CROSS no later than twelve (12) months after the date of service. This section shall only apply for the following Non-Capitated Services: mammography services, DME, prosthetics and injectable medications (including chemotherapy drugs and infused substances).

               In either case described above, BLUE CROSS shall pay contracting providers at the rate negotiated between BLUE CROSS and said provider. In the case of non-contracting providers, BLUE CROSS shall pay the lesser of: the actual billed charges, or the maximum allowable rate according to the BLUE CROSS Customary and Reasonable charges, or the rate arranged for by a CALIFORNIACARE Case Manager.

  9.03    Case Management Stop-Loss.

          A. The Case Management Program is a program in which a Member's medical needs are assessed by PARTICIPATING MEDICAL GROUP in conjunction with a CALIFORNIACARE Case Manager to explore and coordinate treatment alternatives. PARTICIPATING MEDICAL GROUP should notify the CALIFORNIACARE Case Manager prior to the Member achieving the applicable Case Management Stop-Loss Threshold, as described below.

          B. For PARTICIPATING MEDICAL GROUPs with enrollment of [ ** ] or more Member Months for the calendar year, the Case Management Stop-Loss Threshold for an individual Member shall be [ ** ] of Non-Capitated Expenses.

               For PARTICIPATING MEDICAL GROUPs with enrollment of less than [ ** ] Member Months, the Case Management Stop-Loss Threshold shall be [ ** ] of Non-Capitated Expenses.

          C. Authorized expenses for Member's Non-Capitated Services, up to the Case Management Stop-Loss Threshold specified above will be accrued toward PARTICIPATING MEDICAL GROUP's PMPM Non-Capitated Expenses. Additionally, [ ** ] of expenses between the applicable Case Management Stop-loss Threshold and [ ** ] incurred by an individual Member will be accrued toward PARTICIPATING MEDICAL GROUP's PMPM Non-Capitated Expenses. Non-Capitated expenses greater than [ ** ] for any individual Member will not be included in PARTICIPATING MEDICAL GROUP's PMPM Non-Capitated Expenses.

          D. The Case Management Stop-loss Thresholds described above will apply to Members whose treatment includes transplants (solid organ and bone marrow/stem cell), except in those cases where PARTICIPATING MEDICAL GROUP fails to notify BLUE CROSS, as described in Section 4.02F. When PARTICIPATING MEDICAL GROUP fails to provide such notice, all of that Member's Non-Capitated Expenses will be included in PARTICIPATING MEDICAL GROUP's PMPM Non-Capitated Expenses.

  9.04    Calculating PARTICIPATING MEDICAL GROUP PMPM Non-Capitated Expenses.

          The Non-Capitated Expenses shall include actual expenses incurred by BLUE CROSS to provide Non-Capitated Services to Members, as authorized or referred by the PARTICIPATING MEDICAL GROUP. Expenses above the Case Management Stop-Loss Threshold, as set forth in Section 9.03, and expenses incurred by Members or former Members covered under the Extension of Benefits provision of the Benefit Agreements are excluded from PARTICIPATING MEDICAL GROUP's Non-Capitated Expenses for purposes of determining the Non-Capitated Performance Settlement.

          BLUE CROSS shall accrue Non-Capitated Expenses by each PARTICIPATING MEDICAL GROUP by the calendar year the services were incurred and paid through one hundred and twenty (120) days (April 30) after year-end. Beginning in year two (2) of this Agreement, any claims received after calculation of the final Non-Capitated Performance Settlement will be charged to the following year's Non-Capitated Expenses. Any Non-Capitated Services treatments that begin in one calendar year and extend into the next year shall accrue to the year the treatment began. Notwithstanding the aforementioned, any claims for Non-Capitated Services or Shared Risk Services (as defined in the CALIFORNIACARE Medical Services Agreement in effect for years prior to
          1997) paid after April 30, 1997 will be charged to the 1997 Non-Capitated Expense.

          PARTICIPATING MEDICAL GROUP's PMPM Non-Capitated Expense is the quotient of PARTICIPATING MEDICAL GROUP's Non-Capitated Expenses divided by PARTICIPATING MEDICAL GROUP's calendar year Member Months.

          BLUE CROSS shall provide PARTICIPATING MEDICAL GROUP with quarterly reports advising them of their Non-Capitated Expenses. The Operations Manual describes the PARTICIPATING MEDICAL GROUP reports.

  9.05    Non-Capitated Performance Settlement Schedule.

          Non-Capitated Performance Settlement Schedule shall mean a schedule that will be the basis for determining the Non-Capitated Performance Settlement. This schedule presents BLUE CROSS's prior year aggregate PMPM Non-Capitated Expenses adjusted by factors to account for medical inflation. Exhibit F (incorporated by reference herein) sets forth the Non-Capitated Performance Settlement Schedule.

  9.06    Calculating the Non-Capitated Performance Settlement.

          A.   PARTICIPATING MEDICAL GROUP's Adjusted PMPM Non-Capitated
               Expense.

               PARTICIPATING MEDICAL GROUP's Adjusted PMPM Non-Capitated Expenses is the quotient of PARTICIPATING MEDICAL GROUP's PMPM Non-Capitated Expenses divided by the composite of PARTICIPATING MEDICAL GROUP's Age/Sex, Plan, Stop-Loss and Region Factors.

               The PARTICIPATING MEDICAL GROUP's PMPM Non-Capitated Expense is adjusted to account for the PARTICIPATING MEDICAL GROUP's mix of Members and make the PARTICIPATING MEDICAL GROUP's PMPM Non-Capitated Expenses comparable to the Non-Capitated Performance Settlement Schedule, as set forth in Exhibit F.

          B.   Non-Capitated Performance Settlement.

               If the PARTICIPATING MEDICAL GROUP's Adjusted PMPM Non-Capitated Expense is equal to or greater than the Attachment Point, the PARTICIPATING MEDICAL GROUP will not receive a Non-Capitated Performance Settlement. If the PARTICIPATING MEDICAL GROUP's Adjusted PMPM Non-Capitated Expense is less than the Attachment Point, the PARTICIPATING MEDICAL GROUP will receive a Non-Capitated Performance Settlement.

               The PMPM Non-Capitated Performance Settlement is determined by allocating a portion of the difference between the Attachment Point and the PARTICIPATING MEDICAL GROUP's Adjusted PMPM Non-Capitated Expense. The proportion of the difference allocated to the PMPM Non-Capitated Performance Settlement is according to the Non-Capitated Performance Settlement Schedule, set forth in Exhibit F. The PMPM Non-Capitated Performance Settlement amount multiplied by the PARTICIPATING MEDICAL GROUP's calendar year Member Months determines the total Non-Capitated Performance Settlement.

               Within forty-five (45) working days after April 30, BLUE CROSS shall pay the Non-Capitated Performance Settlement if a Non-Capitated Performance Settlement amount is due to the PARTICIPATING MEDICAL GROUP.

               Notwithstanding the above, in the event this Agreement is terminated, BLUE CROSS shall calculate the Non-Capitated Performance Settlement in accordance with this Article IX and shall pay PARTICIPATING MEDICAL GROUP a preliminary Non-Capitated Performance Settlement equal to [ ** ] of any amount due PARTICIPATING MEDICAL GROUP based upon this calculation. Twelve
               (12) months following the calculation and payment of the preliminary Non-Capitated Performance Settlement, BLUE CROSS shall calculate a final Non-Capitated Performance Settlement in accordance with this Article IX and shall pay any amount due PARTICIPATING MEDICAL GROUP, less any amounts paid at the time of preliminary Non-Capitated Performance Settlement. In the event monies paid PARTICIPATING MEDICAL GROUP at the time of the preliminary Non Capitated Performance Settlement exceed the final Non-Capitated Performance Settlement, PARTICIPATING MEDICAL GROUP shall reimburse BLUE CROSS any amounts owed within forty-five (45) working days of notification from BLUE CROSS.

X.        OUTPATIENT PRESCRIPTION DRUG EXPENSE

  10.01 Calculating PARTICIPATING MEDICAL GROUP PMPM Outpatient Prescription Drug Expenses ("PMPM OPDE").

          The Outpatient Prescription Drug Expense ("OPDE") shall include expenses incurred by BLUE CROSS to provide covered outpatient prescription drugs to Members assigned to PARTICIPATING MEDICAL GROUP.

          BLUE CROSS shall accrue OPDE for each PARTICIPATING MEDICAL GROUP by the calendar year the services were incurred and paid through one hundred and twenty (120) days after yearend. Beginning in year two (2) of this Agreement, any claims received after calculation of the final Outpatient Prescription Drug Settlement will be charged to the following year's OPDE. Notwithstanding the aforementioned, any claims for outpatient prescription drug services incurred prior to 1997 but paid after the final Non-Capitated Performance Settlement calculation for 1996 and if applicable, for subsequent years, will be charged to the following year's OPDE.

          PARTICIPATING MEDICAL GROUP's PMPM OPDE is the quotient of PARTICIPATING MEDICAL GROUP's OPDE divided by the PARTICIPATING MEDICAL GROUP's calendar year Member Months for Members with outpatient prescription drug benefits.

          BLUE CROSS shall provide PARTICIPATING MEDICAL GROUP with quarterly reports advising them of their OPDE. Report formats are described in the Operations Manual.

  10.02   Outpatient Prescription Drug Settlement Schedule.

          The Outpatient Prescription Drug Settlement Schedule set forth at Exhibit H (incorporated by reference herein) will be the basis for determining PARTICIPATING MEDICAL GROUP's Outpatient Prescription Drug Settlement.

  10.03   Calculating the Outpatient Prescription Drug Settlement.

          If PARTICIPATING MEDICAL GROUP's PMPM OPDE is less than the Outpatient Prescription Drug Expense Target, the PARTICIPATING MEDICAL GROUP will receive an Outpatient Prescription Drug Settlement. If the PARTICIPATING MEDICAL GROUP's PMPM Outpatient Prescription Drug Expense is equal to or greater than the Outpatient Prescription Drug Expense Target, the PARTICIPATING MEDICAL GROUP will not receive an Outpatient Prescription Drug Settlement.

          A.   Outpatient Prescription Drug Settlement.

               The PMPM Outpatient Prescription Drug Settlement is determined by allocating a portion of the difference between the OPDE Target, and the PARTICIPATING MEDICAL GROUP's PMPM Outpatient Prescription Drug Expense. The proportion of the difference allocated to the PMPM Outpatient Prescription Drug Settlement is determined in accordance with the Outpatient Prescription Drug Schedule, set forth in Exhibit H.

          B.   Formulary Utilization Incentive.

               If PARTICIPATING MEDICAL GROUP's use of the BLUE CROSS Outpatient Prescription Drug Formulary (the "Formulary") is equal to or greater than [ ** ], as described in Exhibit H, and PARTICIPATING MEDICAL GROUP's PMPM OPDE is less than the OPDE Target, an additional [ ** ] PMPM will be added to PARTICIPATING MEDICAL GROUP's PMPM Outpatient Prescription Drug Settlement.

          The amount of the Outpatient Prescription Drug Settlement and Formulary utilization incentive will be based on the applicable PMPM Settlement calculation under Exhibit H multiplied by PARTICIPATING MEDICAL GROUP's Member Months for Members with outpatient prescription drug benefits. Within forty-five (45) working days after April 30, BLUE CROSS will pay any Outpatient Prescription Drug Settlement that is due PARTICIPATING MEDICAL GROUP for the previous year.

          Notwithstanding the above, in the event this Agreement is terminated BLUE CROSS shall calculate the Outpatient Prescription Drug Settlement in accordance with this Article X and shall pay PARTICIPATING MEDICAL GROUP a preliminary Outpatient Prescription Drug Settlement equal to
          [ ** ] of any amount due PARTICIPATING MEDICAL GROUP based upon this calculation. Twelve (12) months following the calculation and payment of the preliminary Outpatient Prescription Drug Settlement, BLUE CROSS shall calculate a final

          Outpatient Prescription Drug Settlement in accordance with this
          Article X and shall pay any amount due PARTICIPATING MEDICAL GROUP. less any amounts paid at the time of preliminary Outpatient Prescription Drug Settlement. In the event monies paid PARTICIPATING MEDICAL GROUP at the time of the preliminary Outpatient Prescription Drug Settlement exceed the final Outpatient Prescription Drug Settlement, PARTICIPATING MEDICAL GROUP shall reimburse BLUE CROSS any amounts owed within forty-five (45) working days of notification from BLUE CROSS.

XI.       QUALITY MANAGEMENT BONUS

          Blue Cross will evaluate PARTICIPATING MEDICAL GROUP's Quality Management Program and Member quality of care using a scorecard. PARTICIPATING MEDICAL GROUP will be notified of the scorecard parameters and scoring methodology prior to the start of each year, as described in the Operations Manual.

          PARTICIPATING MEDICAL GROUP must meet minimum eligibility criteria to receive a scorecard score and therefore to be eligible for a Quality Management Bonus. These criteria include a minimum of [ ** ] Member months for a calendar year and submission to BLUE CROSS of all necessary encounter data.

          A Quality Management Bonus will be paid if PARTICIPATING MEDICAL GROUP's performance on the scorecard is average or above average. No Quality Management Bonus will be paid if PARTICIPATING MEDICAL GROUP's scorecard performance is below average. BLUE CROSS will notify PARTICIPATING MEDICAL GROUP of the scorecard results sixty (60) days following the end of the calendar year.

          The Quality Management Bonus paid to PARTICIPATING MEDICAL GROUP, should a payment be due in accordance with the PMPM Quality Management Bonus Schedule shown in Exhibit I (incorporated by reference herein), will be made by the fifteenth of June following the end of the calendar year for which it is based.

XII.      BILLING FOR HMO-USA AWAY FROM HOME CARE SERVICES

  12.01 PARTICIPATING MEDICAL GROUP agrees to render or refer urgent care, Emergency services, follow-up care and routine services, as Host HMO to out-of-state members of HMO-USA participating plans, when such care is prearranged by BLUE CROSS. Urgent care as it relates to the HMO-USA Away From Home Care Program means outpatient medical care which the Host HMO determines is required for an unexpected illness or injury that is not life threatening, but which cannot reasonably be postponed until the HMO-USA participating plan member returns to the service area of the member's Home HMO.

          All medical services rendered at PARTICIPATING MEDICAL GROUP or Satellite Facilities and all Referral Services rendered to members of HMO-USA participating plans, due to unavailability of the required services at PARTICIPATING MEDICAL GROUP, shall be paid by BLUE CROSS. For services PARTICIPATING MEDICAL GROUP provides directly to members of HMO-USA participating plans, BLUE CROSS shall reimburse PARTICIPATING MEDICAL GROUP at PARTICIPATING MEDICAL GROUP's invoiced amount, not to exceed reimbursement in accordance with Exhibit E of this Agreement. For Referral Services, PARTICIPATING MEDICAL GROUP may instruct providers of Referral Services to bill BLUE CROSS directly or, such providers may bill PARTICIPATING MEDICAL GROUP, in which case, PARTICIPATING MEDICAL GROUP shall be reimbursed by BLUE CROSS. In all cases, PARTICIPATING MEDICAL GROUP or provider of Referral Services shall note on the claim that services were rendered to a member of an HMO-USA participating plan. Neither PARTICIPATING MEDICAL GROUP nor provider of Referral Services shall bill members of HMO-USA participating plans.

  12.02   BLUE CROSS agrees to pay PARTICIPATING MEDICAL GROUP within forty-five
          (45) working days of receipt of a completed professional services claim form for authorized services rendered to members of HMO-USA participating plans.

XIII.     TERM OF AGREEMENT, TERMINATION

  13.01 This Agreement shall be in effect for a THREE (3) year period (the "Initial Term") from the date noted on page 1. Unless written notice of intent not to renew or of intent to modify this Agreement is provided at least one hundred twenty (120) days prior to completion of the Initial Term or any subsequent renewal period, this Agreement shall renew upon the same terms and conditions for consecutive one year periods each year thereafter.

  13.02 Should this Agreement be terminated pursuant to Section 13.01 above, PARTICIPATING MEDICAL GROUP agrees to continue to provide Capitation Services and to arrange NonCapitated Services for all Members assigned to PARTICIPATING MEDICAL GROUP, including any Members who become eligible during the notice period set forth in Section 13.01 above; and to provide these services consistent with the terms and conditions of the applicable Benefit Agreements. In such case, Capitation Services rendered to Members shall be compensated at the applicable rates set forth in Exhibit E, until the annual anniversary dates of the Benefit Agreements of Members assigned to PARTICIPATING MEDICAL GROUP.

          In the event this Agreement is terminated, BLUE CROSS shall have the right, but not the obligation, to directly pay any bills for expenses for Referral Services rendered to Members assigned to PARTICIPATING MEDICAL GROUP which remain outstanding on the date of termination. BLUE CROSS shall immediately be notified in writing of all such outstanding bills for Referral Services and BLUE CROSS shall have the right to set off the amount of such payments against any amount due PARTICIPATING MEDICAL GROUP for Capitation and NonCapitated Services pursuant to Article IX, or any other payments due PARTICIPATING MEDICAL GROUP.

          The right to set off such payments against any amounts due under this Agreement shall be in addition to any other rights BLUE CROSS may have under this Agreement, or in law or in equity.

  13.03 Termination of this Agreement shall not affect any rights or obligations hereunder which shall have previously accrued, or shall thereafter arise, with respect to any occurrence prior to termination, and such rights and obligations shall continue to be governed by the terms of this Agreement.

          Without limiting the foregoing, if this Agreement is terminated, PARTICIPATING MEDICAL GROUP shall continue to provide and be compensated under the terms of this Agreement for Covered Medical Services provided to each Member who is under the care of PARTICIPATING MEDICAL GROUP at the time of that termination, until the services being rendered to that Member are completed or reasonable and medically appropriate provision is made for the assumption of such services by another contracting provider.

  13.04 In the event of a material breach of this Agreement the party claiming the breach shall give written notice to the other, with registered or certified mail. The notice shall specify the breach with as much detail as possible. The party receiving the notice shall then have thirty (30) days to commence curing the breach. If the breach is not cured to the satisfaction of the complaining party within sixty (60) days after the notice is received by the other party, this Agreement shall terminate at the end of the sixtieth (60th) day or, if the breach is by PARTICIPATING MEDICAL GROUP, BLUE CROSS may in the alternative freeze enrollment of PARTICIPATING MEDICAL GROUP and/or withhold [ ** ] of the Capitation until such breach is cured to BLUE CROSS' satisfaction.

XIV.      ARBITRATION OF DISPUTES BETWEEN BLUE CROSS AND PARTICIPATING MEDICAL
          GROUP

  14.01 PARTICIPATING MEDICAL GROUP and BLUE CROSS agree to meet and confer in good faith to resolve any problems or disputes that may arise under this Agreement.

  14.02 Any problem or dispute arising under this Agreement and/or concerning the terms of this Agreement that is not satisfactorily resolved under
          Section 14.01 shall be arbitrated. The arbitration shall be initiated by either party making a written demand for arbitration on the other party. Arbitration shall be conducted by the American Arbitration Association (AAA) under the Commercial Rules of the AAA. The arbitration shall also be subject to California Code of Civil Procedure, Title Nine, Section 1280, ET. SEQ., unless otherwise mutually agreed. The parties agree that the decision of the arbitrator shall be final and binding as to each of them, except to the extent that California or Federal law provide for the review of arbitration proceedings. Issues as to whether malpractice was committed by a physician shall not be subject to Arbitration by the AAA unless otherwise agreed in writing by the parties and the AAA.

  14.03 ARBITRATION FEE. In all cases submitted to AAA, the parties agree to share equally the AAA administrative fee as well as the arbitrator's fee, if any, unless otherwise assessed by the arbitrator. The administrative fee shall be advanced by the initiating party.

  14.04 ENFORCEMENT OF AWARD. The parties agree that the arbitrator's award may be enforced in any court having jurisdiction thereof by the filing of a petition to enforce said award. Costs of filing may be recovered by the party that initiates the action to have an award enforced.

  14.05 ALTERNATIVE DISPUTE SETTLEMENT TECHNIQUES. Should the parties, prior to submitting a dispute to arbitration, desire to utilize other impartial dispute settlement techniques, such as mediation or fact-finding, a joint request for such services may be made to the AAA, or the parties may initiate such other procedures as they may mutually agree upon.

  14.06 LIMITATION. Nothing contained herein is intended to create, nor shall it be construed to create, any right of any Member to independently initiate the arbitration procedure established in this Article. This limitation shall not prevent BLUE CROSS from initiating such procedures as the representative of its Members, or PARTICIPATING MEDICAL GROUP from initiating such procedures on behalf of Members for whom they have assumed responsibility for the provision of Capitation Services, and for arranging Non-Capitated Services provided that in any such case BLUE CROSS or PARTICIPATING MEDICAL GROUP, respectively, shall be considered the initiating party for the purposes of Section
          14.03 hereof.

  14.07 Each party hereto agrees to notify the other at the earliest reasonable time in the event of any dispute which may be arbitrated, and in the event either party becomes aware of facts or circumstances which indicate a reasonable possibility of litigation with any third person or entity, and which are relevant to any rights, obligations, or other responsibilities under this Agreement.

XV.       CALIFORNIACARE MEMBER GRIEVANCE SYSTEM

  15.01 In the event a Member perceives a problem which the CALIFORNIACARE Coordinator is unable to satisfactorily resolve, the Member shall be advised to complete a Grievance Form and submit it to the CALIFORNIACARE Coordinator. The grievance shall be reviewed and resolved if possible, by the PARTICIPATING MEDICAL GROUP's Quality Management Committee.

  15.02 PARTICIPATING MEDICAL GROUP shall maintain a log of all grievances heard by PARTICIPATING MEDICAL GROUP's Quality Management Committee filed by Members who are assigned to PARTICIPATING MEDICAL GROUP and shall, on a quarterly basis, forward a copy of each grievance to the CALIFORNIACARE Quality Management Representative.

  15.03 PARTICIPATING MEDICAL GROUP shall provide a written response to Member within fifteen (15) working days of receipt of grievance. In the event a grievance cannot be resolved by the PARTICIPATING MEDICAL GROUP's Quality Management Committee to the complaining Member's satisfaction within fifteen (15) working days of receipt, the Member may appeal to BLUE CROSS using the procedures in the Member's Benefit Agreement and in the Operations Manual. In the event that the Member appeals to BLUE CROSS, PARTICIPATING MEDICAL GROUP agrees to provide BLUE CROSS with a response to the grievance and the pertinent medical records within ten (10) days from the date of such request by BLUE CROSS.

  15.04 The Member shall be notified of the disposition of the complaint by BLUE CROSS within fifteen (15) working days of making the appeal.

XVI.      MISCELLANEOUS PROVISIONS

  16.01 AMENDMENT. This Agreement or any part or section of it may be amended at any time during the term of the Agreement by mutual written consent of duly authorized representatives of BLUE CROSS and PARTICIPATING MEDICAL GROUP.

  16.02 ASSIGNMENT. BLUE CROSS and PARTICIPATING MEDICAL GROUP, pursuant to mutual written agreement, may assign rights and duties established under this Agreement, provided that no such assignment shall adversely affect the rights or duties of Members or be in conflict with the requirements of state or federal laws or regulations under which BLUE CROSS is licensed or regulated.

  16.03 MARKETING, ADVERTISING AND PUBLICITY. BLUE CROSS shall have the right to use the name of PARTICIPATING MEDICAL GROUP for purposes of informing Members and prospective Members of the identity of PARTICIPATING MEDICAL GROUP.

          Except as provided above, BLUE CROSS and PARTICIPATING MEDICAL GROUP each reserve the right to control the use of their respective names and all symbols, trademarks or service marks presently existing, or later established. In addition, except as provided above, neither BLUE CROSS nor PARTICIPATING MEDICAL GROUP shall use the other party's name, symbols, trademarks or service marks in advertising or promotional materials, or otherwise, without the prior written consent of that party, and shall cease any such usage immediately upon written notice of the party, or on termination of this Agreement, whichever first occurs.

  16.04 SOLE AGREEMENT. This Agreement with its Exhibits and the Operations Manual, represents the entire agreement between the parties hereto and supersedes any and all prior or contemporaneous, written or oral agreements, representations or understandings.

  16.05 INDEPENDENT CONTRACTORS. PARTICIPATING MEDICAL GROUP shall furnish care or other benefits to Members as an independent contractor, and BLUE CROSS shall not be liable for any claim or demand on account of damages arising out of, or in connection with, any injuries suffered by any Member while receiving care from, or care authorized by, PARTICIPATING MEDICAL GROUP or any of its Member Physicians.

  16.06 SEVERABILITY. If any term, provision, covenant or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired, or invalidated as a result of such decision.

  16.07 NOTICES. Any notice which is required or permitted to be given pursuant to this Agreement shall be in writing and shall either be personally delivered, or sent by registered or certified mail, in the United States Postal Service, return receipt requested, postage prepaid, addressed to each party at its principal office or at the address provided in writing to the other. Notices shall be effective when received.

  16.08 MAXIMUM CAPACITY. The Maximum Capacity of PARTICIPATING MEDICAL GROUP during the term of this Agreement shall be UNLIMITED Members.

  16.09 KNOX-KEENE ACT. BLUE CROSS is subject to the requirements of the Knox-Keene Act and any provision required to be in this Agreement thereunder shall bind BLUE CROSS and PARTICIPATING MEDICAL GROUP, whether or not expressly provided in this Agreement.

  16.10 SOLICITATION OF MEMBERS. The business relationship between BLUE CROSS and its Members, and BLUE CROSS and the employer groups with which it contracts, shall be deemed the property of BLUE CROSS. Similarly, all lists of Members accepted by PARTICIPATING MEDICAL GROUP under the provisions of this Agreement and of the employer groups to which they belong, shall be deemed the property of BLUE CROSS. During the term of this Agreement or any renewal thereof, and for a period of one (1) year from the date of termination, PARTICIPATING MEDICAL GROUP agrees and will require its PARTICIPATING MEDICAL GROUP Physicians and all other contracted Health Professionals to agree, that they will not, within the service area of BLUE CROSS: (1) interfere with BLUE CROSS' contract and/or property rights; (2) advise or counsel any Member or employer groups to dissenroll from BLUE CROSS; (3) solicit such Member or employer group to become enrolled with any other health maintenance organization, preferred provider organization or any other similar hospitalization or medical payment plan or insurance company; or (4) disclose proprietary BLUE CROSS information. This section shall not apply to general mailings unless the mailings specifically target BLUE CROSS Members and as long as the mailings do not violate the intent of this section.

  16.11 CONFIDENTIALITY. PARTICIPATING MEDICAL GROUP and BLUE CROSS agree to keep confidential, except as otherwise required by applicable law or this Agreement, the terms and conditions of this Agreement and any amendments thereto. Violation of the above shall be deemed a material breach.

  16.12 WAIVER. The waiver by either party of a failure to perform any covenant or condition set forth in this Agreement shall not act as a waiver of performance for a subsequent breach of the same or any other covenant or condition set forth in this Agreement.

  16.13 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of California.

 BLUE CROSS OF CALIFORNIA                     PARTICIPATING MEDICAL GROUP

 Signature:  /s/ Ferial Bahremand             Signature:  /s/ Gregg DeNicola
           --------------------------------             -----------------------
 Name:     Ferial Bahremand                   Name:     Gregg DeNicola
           --------------------------------             -----------------------
 Title:    Vice President                     Title:    President
           --------------------------------             -----------------------
           Network Development & Manaqement
           --------------------------------             -----------------------
 Date:              2/13/97                   Date:             11-26-96
           --------------------------------             -----------------------

                                     EXHIBIT A

                              COVERED MEDICAL SERVICES

I.   MEDICAL AND SURGICAL SERVICES

     A.   Physician's services at the:

          (1) Physician's office; the Member shall pay any copayment directly to the physician for each such visit

          (2)  Hospital or Skilled Nursing Facility

     B.   Professional services of an anesthetist or anesthesiologist

     C.   Diagnostic X-ray examinations

     D.   Laboratory tests

     E. Radiation therapy in Physician's office, including use of X-ray, radium, cobalt and other radioactive substances

     F.   Professional services of other participating Health Professionals

     G. Professional services of a physician at the Member's home when the Member is too ill or disabled to be seen during regular office hours. The Member shall pay the amounts set forth in the Member's Benefit Agreement to the physician for each such visit.

II.  PSYCHIATRIC CARE BENEFITS

     A.   Inpatient Visits

          Physician's hospital visits shall be limited as set forth in the Member's Benefit Agreement during each calendar year and the Member shall pay the amounts set forth in the Member's Benefit Agreement to the physician for each such visit.

     B.   Outpatient Visits or Sessions

          Outpatient care shall be provided for short-term evaluation of the Member's condition when such care is ordered by the attending PARTICIPATING MEDICAL GROUP Physician. Charges and limitations as set forth in the Member's Benefit Agreement. This care shall not include visits for psychoanalysis.

III. COVERED PREVENTIVE CARE BENEFITS

     The following services shall be provided when performed by, authorized by, or deemed appropriate by the Member's Primary Care Physician. The Member shall pay any copayment listed in the Member's Benefit Agreement directly to the physician for each service performed.

     A.   Well baby care through age 2 years, including immunizations.

     B. Scheduled physical examinations as set forth in the Member's Benefit Agreement.

     C.   Pediatric and adult immunizations.

     D.   Eye examinations

     E.   Infertility studies for Members aged 18 or over.

     F.   Ear examinations.

     G.   Health education services as follows:

          (1) Health education services and education in the appropriate use of health services and in the contribution each Member can make to the maintenance of his/or her own health.

          (2)  Instruction in personal health care measures.

          (3) Information about services provided, including recommendations on generally accepted medical standards for use and frequency of such services.

     H. Services such as pre- and post-hospitalization planning; referral to services provided through community health and social welfare agencies and related family counseling for the physical, emotional and economic impact of illness and disability.

     I.   Allergy testing and administration of injections.

                            EXHIBIT A(1) CALIFORNIACARE

                      DIVISION OF FINANCIAL RESPONSIBILITIES

                                                                   NON-
  LIST OF BENEFITS / SERVICES                    CAPITATION     CAPITATED
  ---------------------------                    ----------     ---------
    ACUPUNCTURE

    AIDS

      Inpatient Facility Component

      Professional Component

    ALLERGY TESTING & TREATMENT

      Professional Component

      Serums

    AMBULANCE: Air or Ground

      In-Area                                                    [  **  ](1)

      Out-of-Area

    AMNIOCENTESIS

      Outpatient Facility Component

      Professional Component

    ANESTHETICS, Administration of

    ARTIFICIAL EYE

  * ARTIFICIAL INSEMINATION

    ARTIFICIAL LIMBS (Prosthetic Device)

    BIOFEEDBACK

    BLOOD AND BLOOD PRODUCTS

      From Blood Bank

      Autologous Blood Donation

  * CHEMICAL DEPENDENCY REHABILITATION

      Inpatient Facility Component

      Inpatient Professional Component

      Outpatient Facility Component

      Outpatient Professional Component

 *  As set forth in the applicable Benefit Agreement
(1) All references to division of responsibility have been deleted.

                                       A(1)-1

                                  EXHIBIT A(1)
                                 CALIFORNIACARE

                      DIVISION OF FINANCIAL RESPONSIBILITIES

                                                                                      NON-
LIST OF BENEFITS / SERVICES                                          CAPITATION     CAPITATED
---------------------------                                          ----------     ---------
  CHEMOTHERAPY DRUGS (intravenously administered)

    Professional Component

    Chemotherapy Drugs

  CHIROPRACTIC (REFERRED SERVICE ONLY)

  CIRCUMCISION

  COLOSTOMY SUPPLIES

    Inpatient Facility Component

    Outpatient Dispensing

    In Conjunction with Home Health


  DENTAL SERVICES

  (ACCIDENTAL INJURY TO SOUND NATURAL TEETH AND DENTAL WORK
  NECESSARY FOR THE CONSTRUCTION OF NON-DENTAL STRUCTURES)

    Inpatient Facility Component

    Professional Component

  DETOXIFICATION

    Inpatient Facility Component

    Professional Component                                                           [  **  ](1)

* DURABLE MEDICAL EQUIPMENT (DME)

  EMERGENCY ADMISSIONS: In-Area

    Facility Component

    Professional Component

  EMERGENCY ADMISSIONS: Out-of-Area

    Facility Component

    Professional Component

  EMERGENCY ROOM: In-Area

    Facility Component

    Professional Component


 *  As set forth in the applicable Benefit Agreement
(1) All references to division of responsibility have been deleted.


                                     A(1)-2

                                  EXHIBIT A(1)
                                 CALIFORNIACARE

                      DIVISION OF FINANCIAL RESPONSIBILITIES

                                                                                      NON-
LIST OF BENEFITS / SERVICES                                          CAPITATION     CAPITATED
---------------------------                                          ----------     ---------
  EMERGENCY ROOM: Out-of-Area

    Facility Component

    Professional Component

  EMPLOYMENT PHYSICAL EXAMS

  ENDOSCOPIC STUDIES

    Inpatient / Outpatient Facility Component

    Professional Component

  EXPERIMENTAL PROCEDURES

  FAMILY PLANNING SERVICES                                                            [  **  ](1)

    Inpatient Facility Component

    Outpatient Clinic or Non-Hospital Facility Component

    Professional Component

  FETAL MONITORING

    Inpatient Facility Component

    Professional Component

  GENETIC TESTING

  HEALTH EDUCATION


**HEALTH EVALUATIONS / PHYSICALS
   (REQUIRED BY THIRD PARTY OR OUTSIDE AGENCY)

* HEARING AIDS

  HEARING SCREENING

  HEMODIALYSIS

    Inpatient / Outpatient Facility Component

    Professional Component


 *  As set forth in the applicable Benefit Agreement
** Routine physical examinations or tests which do not directly treat an actual illness, injury or condition unless authorized by a Primary Care Physician, except in no event will any physical examination or test required by employment or government authority, or at the request of a third party such as a school, camp or sport affiliated organization be covered.
(1) All references to division of responsibility have been deleted.


                                  A(1)-3

                                  EXHIBIT A(1)
                                 CALIFORNIACARE

                      DIVISION OF FINANCIAL RESPONSIBILITIES

                                                                                       NON-
LIST OF BENEFITS / SERVICES                                          CAPITATION     CAPITATED
---------------------------                                          ----------     ---------
  HEPATITIS B VACCINE/ GAMMA GLOBULIN

  HOME HEALTH (including medications)

  HOSPICE (in lieu of acute inpatient or SNF care)

    Inpatient Facility Component

    Professional Component

  HOSPITAL BASED PHYSICIANS

    Anesthesiology

    Audiology

    Cardiology

    Emergency Medicine

    General Surgery

    Neonatology

    Nephrology

    Neurology                                                                        [  **  ](1)

    Neurosurgery

    Obstetrics / Gynecology

    Orthopedic Surgery

    Pathology

    Pediatrics

    Physical Medicine

    Pulmonary Medicine

    Radiology

    Radiation Oncology

    Urology


* HOSPITALIZATION / INPATIENT SERVICES,
   SUPPLIES & TESTING

    In-Area

    Out-of-Area (Emergency)


 *  As set forth in the applicable Benefit Agreement
(1) All references to division of responsibility have been deleted.


                                    A(1)-4

                                  EXHIBIT A(1)
                                 CALIFORNIACARE

                      DIVISION OF FINANCIAL RESPONSIBILITIES

                                                                                       NON-
LIST OF BENEFITS / SERVICES                                          CAPITATION     CAPITATED
---------------------------                                          ----------     ---------
  IMMEDIATE CARE

    Facility Component

    Professional Component


  IMMUNIZATION SERUMS (pediatric)

  IMMUNIZATION SERUMS (Adult)


  INFANT APNEA MONITOR (DME)
  (IN CONJUNCTION WITH OR CONCURRENT WITH AUTHORIZED INPATIENT
  ADMISSION)

  OUTPATIENT INFANT APNEA MONITOR


* INFERTILITY (Diagnosis / Treatment)

   *Inpatient Facility Component

   *Professional Component

  INFUSION THERAPY                                                                   [  **  ](1)

    Inpatient / Outpatient Facility Component

    Professional Component

    Infused Substances


  INJECTABLE MEDICATIONS: Outpatient
  (EXCLUDING TAKE-HOME INSULIN)

  LABORATORY SERVICES

    Inpatient Facility Component

    Outpatient Hospital Facility Component

    Outpatient Clinic or Non-Hospital Facility Component

    Professional Component

* LITHOTRIPSY

    Inpatient / Outpatient Hospital Facility Component

    Professional Component


  MAMMOGRAPHY

    Technical Component

    Professional Component


 *  As set forth in the applicable Benefit Agreement
(1) All references to division of responsibility have been deleted.

                                     A(1)-5

                                     EXHIBIT A(1)
                                    CALIFORNIACARE

                        DIVISION OF FINANCIAL RESPONSIBILITIES

                                                                                             NON-
LIST OF BENEFITS / SERVICES                                              CAPITATION          CAPITATED
---------------------------                                              ----------          ---------
MENTAL HEALTH

   *Inpatient Facility Component

   *Inpatient Professional Component

   *Outpatient Professional Component


NUTRITIONIST / DIETITIAN


OBSTETRICAL SERVICES

   Inpatient Facility Component

   Inpatient Professional Component

   Outpatient Diagnostic Services


OFFICE VISIT SUPPLIES, SPLINTS, CASTS, BANDAGES,
DRESSINGS etc.


ORGAN TRANSPLANTS (non-experimental)                                                          [  **  ](1)

   Inpatient Facility Component

   Professional Component


* OUTPATIENT DIAGNOSTIC SERVICES & TREATMENTS

   Primary Care Physicians

   Specialty Physicians


OUTPATIENT CLINIC OR NON-HOSPITAL FACILITY COMPONENT
FOR DIAGNOSTIC SERVICES & TREATMENTS
These services include, but are not limited to the following:

     Angiograms

     CAT Scan

     2-D Echo

     EEG

     EKG (aka: ECG)

     EMG

     Holter Monitor

     MRI

     Treadmill

     Ultrasound


 *  As set forth in the applicable Benefit Agreement
(1) All references to division of responsibility have been deleted.

                                    A(1)-6

                                     EXHIBIT A(1)
                                    CALIFORNIACARE

                        DIVISION OF FINANCIAL RESPONSIBILITIES

                                                                                             NON-
LIST OF BENEFITS / SERVICES                                              CAPITATION          CAPITATED
---------------------------                                              ----------          ---------
OUTPATIENT DIAGNOSTIC SERVICES & TREATMENTS

   Professional Component for:

     Anesthesiology

     Audiology

     Cardiology

     Emergency Medicine

     General Surgery

     Neonatology

     Nephrology

     Neurology

     Obstetrics / Gynecology                                                                  [  **  ](1)

     Orthopedics

     Pathology

     Pediatrics

     Physical Medicine

     Pulmonary Medicine

     Radiation Oncology

     Radiology

     Urology


OUTPATIENT SURGERY

   Facility Component

   Professional Component for:

     Anesthesiology

     Audiology

     Cardiology

     Emergency Medicine

     Neonatology

     Neurology

     Nephrology

     Orthopedics

     Pathology

 *  As set forth in the applicable Benefit Agreement
(1) All references to division of responsibility have been deleted.

                                     A(1)-7

                                     EXHIBIT A(1)
                                    CALIFORNIACARE

                        DIVISION OF FINANCIAL RESPONSIBILITIES

                                                                                             NON-
LIST OF BENEFITS / SERVICES                                              CAPITATION          CAPITATED
---------------------------                                              ----------          ---------
OUTPATIENT SURGERY: Professional Component
CONTINUED

     Pediatrics

     Physical Medicine

     Pulmonary Medicine

     Radiation Oncology

     Radiology

     Urology

PEDIATRIC SERVICES (newborn)

PHYSICAL THERAPY

   Inpatient Facility Component

   Outpatient Clinic or Non-Hospital Facility Component

   Inpatient / Outpatient Professional Component

PHYSICIAN VISITS

   To Hospital

   To Skilled Nursing Facility

   To Patient Home

PHYSICIAN OFFICE VISITS                                                                       [  **  ](1)

   Consultations

   Specialty Visits

PODIATRY SERVICES

PREADMISSION TESTING

   Inpatient Facility Component

   Outpatient Hospital Facility Component

   Outpatient Clinic or Non-Hospital Facility Component

   Inpatient / Outpatient Professional Component

PRE-EXISTING PREGNANCY

   Inpatient Facility Component

   Professional Component

 *  As set forth in the applicable Benefit Agreement
(1) All references to division of responsibility have been deleted.

                                     A(1)-8

                                     EXHIBIT A(1)
                                    CALIFORNIACARE

                        DIVISION OF FINANCIAL RESPONSIBILITIES

                                                                                             NON-
LIST OF BENEFITS / SERVICES                                              CAPITATION          CAPITATED
---------------------------                                              ----------          ---------
PREGNANCY SERVICES

   Inpatient Facility Component

   Professional Component


PROSTHETIC DEVICES


RADIATION THERAPY

   Inpatient Facility Component

   Outpatient Hospital Facility Component

   Outpatient Clinic Facility Component

   Professional Component


RADIOLOGY SERVICES

   Inpatient Facility Component

   Outpatient Hospital Facility Component                                                     [  **  ](1)

   Outpatient Clinic or Non-Hospital Facility Component

   Professional Component


RECONSTRUCTIVE SURGERY

   Inpatient Facility Component

   Professional Component


REFRACTIONS

REHABILITATION SERVICES
(SHORT TERM: PHYSICAL THERAPY, OCCUPATIONAL THERAPY, SPEECH
THERAPY, CARDIAC THERAPY)

     Inpatient Facility Component

     Inpatient Professional Component

     Outpatient Clinic or Non-Hospital Facility Component

     Outpatient Professional Component


ROUTINE PHYSICAL EXAMINATIONS


SKILLED NURSING FACILITY (SNF)


SPECIALIST CONSULTATIONS

 *  As set forth in the applicable Benefit Agreement
(1) All references to division of responsibility have been deleted.

                                    A(1)-9

                                     EXHIBIT A(1)
                                    CALIFORNIACARE

                        DIVISION OF FINANCIAL RESPONSIBILITIES

                                                                                             NON-
LIST OF BENEFITS / SERVICES                                              CAPITATION          CAPITATED
---------------------------                                              ----------          ---------
SURGICAL SUPPLIES

   Inpatient Facility Component

   Outpatient Facility Component


TEMPORO-MANDIBULAR JOINT SYNDROME (TMJ)

   Dental Treatment

   Professional Component
   (FOR THE DIAGNOSIS AND MEDICALLY NECESSARY CORRECTION)

   Inpatient Facility Component


TRANSFUSIONS

   From Blood Bank

   Autologous Blood Donations


URGENT CARE: In-Area                                                                          [  **  ](1)

   Facility Component

   Professional Component


URGENT CARE: Out-of-Area

   Facility Component

   Professional Component


VISION SCREENING


VISION CARE

   Medically Necessary Care

   Refraction

   Lenses / Frames (covered by optional rider)

   Contact lenses (fitting only)

 *  As set forth in the applicable Benefit Agreement
(1) All references to division of responsibility have been deleted.

                                     A(1)-10

HIQPVHD                         CORPORATE SYSTEMS       P 2/12/97 08:46:20 0001
HPCT26 VTC01642               BCNMS HMO DATA INQUIRY                VERSION 001
                             PHYSICIAN CROSS REFERENCE

SITE CODE: 0PY000
SITE NAME: PROSPECT MEDICAL GROUP
=========================================================== ALL PHYSICIANS
  DR NO.  P/S LICENSE NO. NAME                EFF DATE   PRC/ACC   SPECIALTY
_ 0PY010  PCP G  00049616 BARKER,THOMAS C     12/01/94   S   Y  FAMILY PRACTICE
_ 0PY013  PCP G  00028655 CAMPAGNA,EDWARD T   12/01/94   S   Y  INTERNAL MEDICINE
_ 0PY015  PCP G  00043562 DENICOLA,GREGG A    12/01/94   S   Y  FAMILY PRACTICE
_ 0PY017  PCP G  00066822 HALL,MICHAEL D      12/01/94   S   Y  FAMILY PRACTICE
_ 0PY018  PCP C  00024394 HALL,RUBLE S        12/01/94   S   Y  FAMILY PRACTICE
_ 0PY019  PCP C  00034125 HURST,FRED M        12/01/94   S   Y  FAMILY PRACTICE
_ 0PY020  PCP G  00058879 JORDAN,PAUL M       12/01/94   S   Y  FAMILY PRACTICE
_ 0PY021  PCP A  00021159 KENFIELD,RICHARD C  12/01/94   S   Y  FAMILY PRACTICE
_ 0PY022  PCP G  00023941 LEONARD,JAMES R     12/01/94   S   Y  INTERNAL MEDICINE
_ 0PY023  PCP 20A00004456 MAURER,ROBERT J     12/01/94   S   Y  FAMILY PRACTICE
_ 0PY024  PCP G  00058421 MAY,DANIEL L        12/01/94   S   N  FAMILY PRACTICE
_ 0PY025  PCP C  00027117 MCGINTY,WILLIAM R   12/01/94   S   Y  FAMILY PRACTICE
_ 0PY026  PCP G  00048075 OKIMOTO,DEAN I      12/01/94   S   Y  FAMILY PRACTICE
_ 0PY027  PCP G  00068922 PONZIO,DENNIS J     12/01/94   S   Y  FAMILY PRACTICE

NEXT TRAN: ___________   NEXT KEY: ____________ SVC DATES: 02/12/97 02/12/97
PF3: HMO MAIN PF5: SYSRETRN PF6: CORPMENU PF7: PAGEBACK PF8: PAGENEXT PLEASE ENTER "S" NEXT TO DESIRED PHYSICIAN

HIQPVHD                       CORPORATE SYSTEMS         P 2/12/97 08:46:24 0002
HPCT26 VTC01642            BCNMS HMO DATA INQUIRY                   VERSION 001
                          PHYSICIAN CROSS REFERENCE

SITE CODE: 0PY000
SITE NAME: PROSPECT MEDICAL GROUP
============================================================ ALL PHYSICIANS
  DR NO.  P/S LICENSE NO. NAME                  EFF DATE  PRC/ACC   SPECIALTY
_ 0PY028  PCP G  00068671 PONZIO,SHEILA K       12/01/94  S   Y   PEDIATRICS
_ 0PY029  PCP A  00016939 SCHMIDT,JOHN C        12/01/94  S   Y   FAMILY PRACTICE
_ 0PY031  PCP G  00024260 SMITH,LYTTON W        12/01/94  S   Y   FAMILY PRACTICE
_ 0PY032  PCP A  00036922 TAN,JOANNA K          12/01/94  S   N   FAMILY PRACTICE
_ 0PY033  PCP G  00044401 TAN,KENNETH K         12/01/94  S   Y   FAMILY PRACTICE
_ 0PY034  PCP G  00047710 HOYLE,BRUCE R         01/01/95  S   N   FAMILY PRACTICE
_ 0PY035  PCP A  00045020 WONG,WINSTON C        03/01/95  S   Y   INTERNAL MEDICINE
_ 0PY037  PCP A  00037201 EL-ZAYAT,SAID L       03/01/95  S   Y   FAMILY PRACTICE
_ 0PY038  PCP A  00046536 IMBASTARI,GRACIELA L  03/01/95  S   Y   INTERNAL MEDICINE
_ 0PY041  PCP 20A00005078 HEFNER,RICHARD A      03/01/95  S   Y   FAMILY PRACTICE
_ 0PY042  PCP G  00063280 SARKARIA,JOHN A       03/01/95  S   Y   INTERNAL MEDICINE
_ 0PY043  PCP A  00032367 KAZEMI,FERDOUS        03/01/95  S   Y   PEDIATRICS
_ 0PY044  PCP A  00036482 FURMAN,GEOFFREY D     03/01/95  S   Y   FAMILY PRACTICE
_ 0PY047  PCP A  00040151 MESKIN,DENIS J        03/01/95  S   Y   FAMILY PRACTICE

NEXT TRAN: __________    NEXT KEY: ____________ SVC DATES: 02/12/97 02/12/97
PF3: HMO MAIN   PF5: SYSRETRN   PF6: CORPMENU   PF7: PAGEBACK   PF8: PAGENEXT
PLEASE ENTER "S" NEXT TO DESIRED PHYSICIAN

HIQPVHD                        CORPORATE SYSTEMS        P 2/12/97 08:46:28 0003
HPCT26  VTC01642             BCNMS HMO DATA INQUIRY                 VERSION 001
                           PHYSICIAN CROSS REFERENCE

SITE CODE: 0PY000
SITE NAME: PROSPECT MEDICAL GROUP
========================================================== ALL PHYSICIANS
  DR NO.  P/S  LICENSE NO.  NAME              EFF DATE  PRC/ACC   SPECIALTY
_ 0PY049  PCP  G 00049533 JOSS,DAVID R        03/01/95  S   Y   FAMILY PRACTICE
_ 0PY050  PCP  A 00026326 GEDISSMAN,ALBERTO   03/01/95  S   Y   PEDIATRICS
_ 0PY051  PCP  A 00029589 NAVARRO,GERMAN      03/01/95  S   Y   INTERNAL MEDICINE
_ 0PY052  PCP  G 00050845 WOLF,GREGORY H      03/01/95  S   Y   FAMILY PRACTICE
_ 0PY053  PCP  A 00031399 SUNG,HUNG-MIN       03/01/95  S   Y   INTERNAL MEDICINE
_ 0PY056  PCP  G 00038827 HUTCHISON,EDWARD R  03/01/95  S   Y   FAMILY PRACTICE
_ 0PY057  PCP  A 00041405 MOSLEY,MANSOOR      03/01/95  S   Y   PEDIATRICS
_ 0PY058  PCP  G 00012740 HANAUER,FRANKLIN A  03/01/95  S   Y   INTERNAL MEDICINE
_ 0PY059  PCP  A 00021065 BURNS,ROBERT E      03/01/95  S   Y   FAMILY PRACTICE
_ 0PY060  PCP  G 00057931 SIMON,DAVID R       03/01/95  S   Y   INTERNAL MEDICINE
_ 0PY061  PCP  G 00052987 YONG,EVA Y          03/01/95  S   Y   FAMILY PRACTICE
_ 0PY062  PCP  C 00024221 SMITH,STEELE C      03/01/95  S   Y   FAMILY PRACTICE
_ 0PY064  PCP  A 00026340 RAU,SUBRAMANYAM L   03/01/95  S   Y   INTERNAL MEDICINE
_ 0PY065  PCP  G 00034289 CHU,EDMOND K        03/01/95  S   Y   GENERAL PRACTICE

NEXT TRAN: __________    NEXT KEY: ____________ SVC DATES:   02/12/97 02/12/97
PF3: HMO MAIN   PF5: SYSRETRN   PF6: CORPMENU   PF7: PAGEBACK   PF8: PAGENEXT
PLEASE ENTER "S" NEXT TO DESIRED PHYSICIAN

HIQPVHD                        CORPORATE SYSTEMS         P 2/12/97 08:46:31 0004
HPCT26  VTC01642             BCNMS HM0 DATA INQUIRY                  VERSION 001
                           PHYSICIAN CROSS REFERENCE

SITE CODE: 0PY000
SITE NAME: PROSPECT MEDICAL GROUP
========================================================ALL PHYSICIANS
  DR NO.  P/S  LICENSE NO.  NAME                   EFF DATE  PRC/ACC    SPECIALTY
_ 0PY066  PCP  G  00029008  ISERI,ALLEN L          03/01/95  S   Y  PEDIATRICS
_ 0PY067  PCP  A  00050714  GADDAM,SYAM P          03/01/95  S   Y  INTERNAL MEDICINE
_ 0PY068  PCP  G  00007270  NICHOLLS,EDWARD S      03/01/95  S   Y  FAMILY PRACTICE
_ 0PY069  PCP  A  00028456  REESE,PATRICK F        03/01/95  S   Y  FAMILY PRACTICE
_ 0PY070  PCP  A  00032508  TANG,HOONG-FOONG       03/01/95  S   Y  FAMILY PRACTICE
_ 0PY071  PCP  A  00042255  YOUSSEF,GEORGE F       03/01/95  S   Y  FAMILY PRACTICE
_ 0PY072  PCP  A  00025263  KHEMKA,MAHAVEER P      03/01/95  S   Y  INTERNAL MEDICINE
_ 0PY073  PCP  C  00021941  MANZO,RICHARD 0        03/01/95  S   Y  FAMILY PRACTICE
_ 0PY074  PCP  20A00005043  PARSA,ABBAS T          03/01/95  S   Y  FAMILY PRACTICE
_ 0PY075  PCP  G  00045491  NITTA,DOUGLAS          03/01/95  S   Y  FAMILY PRACTICE
_ 0PY076  PCP  20A00005249  RIOUX,DOREEN M         03/01/95  S   Y  GENERAL PRACTICE
_ 0PY077  PCP  20A00004541  REDD,JOE W             03/01/95  S   Y  GENERAL PRACTICE
_ 0PY080  PCP  A  00037367  FONMIN,JOHN            03/01/95  S   Y  FAMILY PRACTICE
_ 0PY083  PCP  20A00003863  STREELMAN,ALLEN J      03/01/95  S   Y  FAMILY PRACTICE

NEXT TRAN: ________    NEXT KEY: _________________ SVC DATES: 02/12/97 02/12/97
PF3: HMO MAIN  PF5: SYSRETRN  PF6: CORPMENU    PF7:  PAGEBACK PF8: PAGENEXT
PLEASE ENTER "S" NEXT TO DESIRED PHYSICIAN

HIQPVHD                        CORPORATE SYSTEMS         P 2/12/97 08:46:35 0005
HPCT26 VTC01642             BCNMS HMO DATA INQUIRY                   VERSION 001
                          PHYSICIAN CROSS REFERENCE

SITE CODE:
SITE NAME: PROSPECT MEDICAL GROUP
============================================================ ALL PHYSICIANS
  DR NO.  P/S  LICENSE NO.  NAME                   EFF DATE  PRC/ACC    SPECIALTY
_ 0PY084  PCP  C  00020769  YURY,WALTER E          03/01/95  S   Y  FAMILY PRACTICE
_ 0PY085  PCP  C  00031892  GO,ALEX S              03/01/95  S   Y  FAMILY PRACTICE
_ 0PY086  PCP  A  00039761  MEKA,AJAY G            03/01/95  S   Y  FAMILY PRACTICE
_ 0PY087  PCP  A  00045658  VALDEZ,JOSE L          03/01/95  S   Y  FAMILY PRACTICE
_ 0PY088  PCP  G  00036930  NAPLES,ANTHONY F       03/01/95  S   Y  FAMILY PRACTICE
_ 0PY089  PCP  G  00044205  CHANG,WESLEY J         03/01/95  S   Y  INTERNAL MEDICINE
_ 0PY092  PCP  A  00036211  CHONG,CHARNG F         03/01/95  S   Y  INTERNAL MEDICINE
_ 0PY093  PCP  G  00058282  HERNANDEZ-SCHNEIDER,   03/01/95  S   Y  FAMILY PRACTICE
_ 0PY094  PCP  A  00031191  YANG,DAVID C           03/01/95  S   Y  PEDIATRICS
_ 0PY095  PCP  A  00038792  MENON,RAJ              03/01/95  S   Y  FAMILY PRACTICE
_ 0PY096  PCP  A  00034243  LOHIYA,GHANSHYAM K     03/01/95  S   Y  FAMILY PRACTICE
_ 0PY097  PCP  A  00026512  MEHTA,ONKAR N          03/01/95  S   Y  INTERNAL MEDICINE
_ 0PY098  PCP  A  00024756  CILLIANI,GASTON F      03/01/95  S   Y  FAMILY PRACTICE
_ 0PY099  PCP  A  00030342  DANON,ALAN C           03/01/95  S   Y  GENERAL PRACTICE

NEXT TRAN: ________    NEXT KEY: _________________ SVC DATES: 02/12/97 02/12/97
PF3: HMO MAIN   PF5: SYSRETRN  PF6: CORPMENU    PF7: PAGEBACK  PF8: PAGENEXT
PLEASE ENTER "S" NEXT TO DESIRED PHYSICIAN

HIQPVHD                        CORPORATE SYSTEMS      P  2/12/97 08:46:39 0006
HPCT26  VTC01642            BCNMS HMO DATA INQUIRY                 VERSION 001
                           PHYSICIAN CROSS REFERENCE

SITE CODE: 0PY000
SITE NAME: PROSPECT MEDICAL GROUP
============================================================ ALL PHYSICIANS
  DR NO.  P/S  LICENSE NO.  NAME                   EFF DATE  PRC/ACC    SPECIALTY
_ 0PY100  PCP  A  00025045  CILLIANI,INES C        03/01/95  S   Y  GENERAL PRACTICE
_ 0PY101  PCP  A  00036505  CHOU,ALLEN C           03/01/95  S   Y  INTERNAL MEDICINE
_ 0PY102  PCP  A  00038317  CHUNG,YONG W           03/01/95  S   Y  INTERNAL MEDICINE
_ 0PY103  PCP  A  00021020  ZANCHI,GIACOMO         03/01/95  S   Y  GENERAL PRACTICE
_ 0PY104  PCP  G  00048383  ROMERO,ELIOTT          03/01/95  S   Y  FAMILY PRACTICE
_ 0PY105  PCP  A  00028815  RUBINOFF,M L           03/01/95  S   Y  FAMILY PRACTICE
_ 0PY106  PCP  G  00031211  BADER,ROBERT F         03/01/95  S   Y  INTERNAL MEDICINE
_ 0PY107  PCP  G  00011142  LEON,YOLANDA V         03/01/95  S   Y  FAMILY PRACTICE
_ 0PY108  PCP  A  00024610  MARFLEET,BARRY R       03/01/95  S   Y  FAMILY PRACTICE
_ 0PY109  PCP  A  00049740  NUESSE,WILLIAM H       03/01/95  S   Y  FAMILY PRACTICE
_ 0PYll0  PCP  20A00005021  WILLIAMS,KENNETH L     03/01/95  S   Y  FAMILY PRACTICE
_ 0PYlll  PCP  A  00052391  LEE,UN S               03/01/95  S   Y  FAMILY PRACTICE
_ 0PYll2  PCP  C  00024935  CORLESS,JOE D          03/01/95  S   Y  PEDIATRICS
_ 0PYll4  PCP  G  00067093  ETEMADI,ALIREZA        03/01/95  S   Y  FAMILY PRACTICE

NEXT TRAN: ________    NEXT KEY: _______________ SVC DATES: 02/12/97 02/12/97
PF3: HMO MAIN   PF5: SYSRETRN   PF6: CORPMENU   PF7: PAGEBACK   PF8: PAGENEXT
PLEASE ENTER "S" NEXT TO DESIRED PHYSICIAN

HIQPVHD                       CORPORATE SYSTEMS          P 2/12/97 08:46:42 0007
HPCT26 VTC01642             BCNMS HMO DATA INQUIRY                   VERSION 001
                          PHYSICIAN CROSS REFERENCE

SITE CODE: 0PY000
SITE NAME: PROSPECT MEDICAL GROUP
============================================================ ALL PHYSICIANS
  DR NO.  P/S  LICENSE NO.  NAME                   EFF DATE  PRC/ACC    SPECIALTY
_ 0PYll5  PCP  G  00049359  KRAMER,DAVID S         03/01/95  S   Y  INTERNAL MEDICINE
_ 0PYll6  PCP  A  00036414  ESTRADA,RAUL A         01/01/95  S   Y  PEDIATRICS
_ 0PYll7  PCP  G  00061762  LEE,CHING G            01/01/95  S   Y  INTERNAL MEDICINE
_ 0PYll9  PCP  A  00037985  SARAN,NAVIN            05/01/95  S   Y  INTERNAL MEDICINE
_ 0PY121  PCP  A  00034095  STRAND,JOHN N          08/01/95  S   Y  FAMILY PRACTICE
_ 0PY122  PCP  20A00006510  SHAMS,FARIBORZ         08/01/95  S   Y  INTERNAL MEDICINE
_ 0PY123  PCP  G  00068455  RUIZ,CARA B            09/01/95  S   Y  PEDIATRICS
_ 0PY124  PCP  A  00045651  RABINOWITZ,SAMUEL C    10/01/95  S   Y  FAMILY PRACTICE
_ 0PY125  PCP  G  00070251  FONG,KAREN A           10/01/95  S   Y  INTERNAL MEDICINE
_ 0PY126  PCP  A  00031479  EISMAN,PAUL M          11/01/95  S   Y  FAMILY PRACTICE
_ 0PY129  PCP  G  00034800  FAYNER,SHELDON R       11/01/95  S   Y  FAMILY PRACTICE
_ 0PY131  PCP  G  00025942  LEVITAN,CHARLES T      01/01/96  S   Y  FAMILY PRACTICE
_ 0PY132  PCP  A  00051549  MOJICA,CHESTER D       01/01/96  S   Y  INTERNAL MEDICINE
_ 0PY133  PCP  A  00043752  PATEL,JYOTINKUMAR K    06/15/96  S   Y  PEDIATRICS

NEXT TRAN: ________    NEXT KEY: _______________ SVC DATES: 02/12/97 02/12/97
PF3: HMO MAIN  PF5: SYSRETRN  PF6: CORPMENU        PF7: PAGEBACK  PF8: PAGENEXT
PLEASE ENTER "S" NEXT TO DESIRED PHYSICIAN

HIQPVHD                       CORPORATE SYSTEMS      P 02/12/97 08:46:46 0008
HPCT26 VTC01642            BCNMS HMO DATA INQUIRY                 VERSION 001
                         PHYSICIAN CROSS REFERENCE

SITE CODE: 0PY000
SITE NAME: PROSPECT MEDICAL GROUP
============================================================ ALL PHYSICIANS
 DR NO.   P/S  LICENSE NO.  NAME                   EFF DATE  PRC/ACC    SPECIALTY
_ 0PY134  PCP  A  00022838  HAXTON,RONALD S        06/15/96  S   Y  PEDIATRICS
_ 0PY135  PCP  A  00030945  SHEK,DAVID Y           07/01/96  S   Y  PEDIATRICS
_ 0PY136  PCP  C  00039890  SEARS,WILLIAM P        07/01/96  S   Y  PEDIATRICS
_ 0PY137  PCP  A  00037744  MAPARA,SUNIL C         07/01/96  S   Y  FAMILY PRACTICE
_ 0PY139  PCP  G  00074232  TAN,KWAN T             06/01/96  S   Y  INTERNAL MEDICINE
_ 0PY140  PCP  A  00015117  PEVIDA,EMILIO R        06/01/96  S   Y  PEDIATRICS
_ 0PY141  PCP  A  00052561  MOJICA,REGINA Y        06/01/96  S   Y  FAMILY PRACTICE
_ 0PY142  PCP  G  00066916  STOUFFER,JOHN E        06/01/96  S   Y  INTERNAL MEDICINE
_ 0PY143  PCP  A  00050474  PARK,SAMUEL K          06/01/96  S   Y  FAMILY PRACTICE
_ 0PY144  PCP  A  00049335  NUVAL,ARTHUR Q         06/01/96  S   Y  FAMILY PRACTICE
_ 0PY146  PCP  G  00011220  STREGER,MITCHELL I     09/01/96  S   Y  INTERNAL MEDICINE
_ 0PY147  PCP  A  00045267  PATEL,BAKULKUMAR K     09/01/96  S   Y  INTERNAL MEDICINE
_ 0PY148  PCP  A  00032006  WOLSZTEJN,JACOBO       10/01/96  S   Y  PEDIATRICS
_ 0PYA02  SPC  G  00015113  GRAHN,EVERETT P        01/01/95  M   Y  HEMATOLOGY

NEXT TRAN: ________    NEXT KEY: ______________ SVC DATES: 02/12/97 02/12/97
PF3: HMO MAIN PF5: SYSRETRN PF6: CORPMENU PF7: PAGEBACK PF8: PAGENEXT PLEASE ENTER "S" NEXT TO DESIRED PHYSICIAN

HIQPVHD                        CORPORATE SYSTEMS                P  02/12/97  08:46:50  0009
HPCT26  VTC01642            BCNMS HMO DATA INQUIRY                              VERSION 001
                           PHYSICIAN CROSS REFERENCE

SITE CODE: 0PY000
SITE NAME: PROSPECT MEDICAL GROUP
============================================================== ALL PHYSICIANS
  DR NO.  P/S LICENSE NO.     NAME                   EFF DATE  PRC/ACC     SPECIALTY
_ 0PYA03  SPC G   00017298    SAUNDERS, MARVOUS      01/01/95   M   Y   GENERAL PRACTICE
_ 0PYA04  SPC G   00011836    PADOVA, JAMES A        01/01/95   M   Y   HEMATOLOGY
_ 0PYA05  SPC G   00010122    BAUGHAN, MARJORIE A    01/01/95   M   Y   HEMATOLOGY
_ 0PYA06  SPC C   00041528    STURMAN, JOHN K        01/01/95   M   Y   NEUROLOGY
_ 0PYA07  SPC A   00025731    SRINIVASAN, NATHAPET   03/01/95   M   Y   INTERNAL MEDICINE
_ 0PYA08  SPC G   00012458    GORDON, L S            03/01/95   M   Y   PEDIATRIC CARDIOL0
_ 0PYA09  SPC G   00028788    DALLAS, JOHN G         03/01/95   M   N   ORTHOPEDIC SURGERY
_ 0PYA10  SPC G   00071049    VASSALLI, LUCA         03/01/95   M   Y   OTOLARYNGOLOGY
_ 0PYA11  SPC G   00022754    TURPIN, IVAN M         03/01/95   M   Y   PLASTIC SURGERY
_ 0PYA12  SPC DDS 00025236    BLUM, MICHAEL P        03/01/95   M   Y   ORAL MAX FACIAL SU
_ 0PYA13  SPC A   00029509    RAVIKUMAR, GADASALLI   03/01/95   M   Y   INTERNAL MEDICINE
_ 0PYA14  SPC G   00022888    STANOWICZ, STEVEN F    06/01/95   M   Y   DERMATOLOGY
_ 0PYA15  SPC A   00036842    RAHMAN, HAMID U        06/01/95   M   Y   ORTHOPEDIC SURGERY
_ 0PYA16  SPC C   00040813    LOTT, IRA T            06/01/95   M   Y   PEDIATRIC NEUROLOG

NEXT TRAN: ____________  NEXT KEY: ____________   SVC DATES:  02/12/97 02/12/97
PF3: HMO MAIN   PF5: SYSRETRN   PF6: CORPMENU    PF7: PAGEBACK   PF8: PAGENEXT
PLEASE ENTER "S" NEXT TO DESIRED PHYSICIAN

HIQPVHD                        CORPORATE SYSTEMS                P  02/12/97  08:46:54  0010
HPCT26  VTC01642            BCNMS HMO DATA INQUIRY                              VERSION 001
                           PHYSICIAN CROSS REFERENCE

SITE CODE: 0PY000
SITE NAME: PROSPECT MEDICAL GROUP
============================================================== ALL PHYSICIANS
  DR NO.  P/S LICENSE NO.     NAME                   EFF DATE  PRC/ACC     SPECIALTY
_ 0PYA17  SPC G   00023626    JEKUMS, THEODORE J     06/01/95   M   Y   SURGERY
_ 0PYA18  SPC A   00024898    BARTLOW, GREGORY A     06/01/95   M   Y   DERMATOLOGY
_ 0PYA19  SPC A   00025829    KHURANA, KRISHAN S     06/01/95   M   Y   INTERNAL MEDICINE
_ 0PYA20  SPC G   00053769    GOODMAN, MATTHEW M     06/01/95   M   Y   DERMATOLOGY
_ 0PYA21  SPC C   00036534    FOX, LEONARD L         06/01/95   M   Y   NEONATAL MEDICINE
_ 0PYA22  SPC G   00034562    BOHR, ROBERT J         06/01/95   M   Y   ORTHOPEDIC SURGERY
_ 0PYA23  SPC PSY 00011468    KATZ, JEFFREY S        06/01/95   M   Y   PSYCHOLOGY
_ 0PYA24  SPC G   00038575    KAWAI, SHARON K        06/01/95   M   Y   PHYSICAL MED & REH
_ 0PYA25  SPC A   00031698    FERNANDEZ, EDGAR J     06/01/95   M   Y   SURGERY
_ 0PYA26  SPC G   00064401    THAI, DIEUMY           06/01/95   M   Y   PHYSICAL MED & REH
_ 0PYA27  SPC A   00019323    GIBSON, HARRY L        06/01/95   M   Y   ORTHOPEDIC SURGERY
_ 0PYA28  SPC G   00069571    OLSEN, JEFFREY D       06/01/95   M   Y   PHYSICAL MED & REH
_ 0PYA29  SPC MFC 00025197    TROJNAR, ELLEN T       06/01/95   M   Y   MFCC
_ 0PYA30  SPC G   00049428    STANTON, DAVID B       05/01/95   M   Y   GASTROENTEROLOGY

NEXT TRAN: ____________  NEXT KEY: ____________   SVC DATES:  02/12/97 02/12/97
PF3: HMO MAIN   PF5: SYSRETRN   PF6: CORPMENU    PF7: PAGEBACK   PF8: PAGENEXT
PLEASE ENTER "S" NEXT TO DESIRED PHYSICIAN

HIQPVHD                        CORPORATE SYSTEMS                P  02/12/97  08:46:57  0011
HPCT26  VTC01642            BCNMS HMO DATA INQUIRY                              VERSION 001
                           PHYSICIAN CROSS REFERENCE

SITE CODE: 0PY000
SITE NAME: PROSPECT MEDICAL GROUP
============================================================== ALL PHYSICIANS
  DR NO.  P/S LICENSE NO.     NAME                   EFF DATE  PRC/ACC     SPECIALTY
_ 0PYA31  SPC C   00041671    DHAR, NAVEEN           05/01/95   M   Y   THORACIC SURGERY
_ 0PYA32  SPC G   00042457    BUCHANAN, DENNIS J     05/01/95   M   Y   OBSTETRICS & GYNEC
_ 0PYA33  SPC A   00036111    HUR, IN H              05/01/95   M   Y   OBSTETRICS & GYNEC
_ 0PYA34  SPC DC  00021346    HANDY, JAMES K         08/01/95   M   Y   CHIROPRACTOR
_ 0PYA35  SPC A   00019731    ANDES, JERRY P         08/01/95   M   Y   OBSTETRICS & GYNEC
_ 0PYA36  SPC A   00021727    KOBASHI, LUIS I        08/01/95   M   Y   UROLOGY
_ 0PYA37  SPC C   00041897    HENDERSON, DONALD W    08/01/95   M   Y   OBSTETRICS & GYNEC
_ 0PYA38  SPC G   00058799    RUBINSTEIN, MICHAEL P  08/01/95   M   Y   ORTHOPEDIC SURGERY
_ 0PYA39  SPC G   00049280    KATZ, STANLEY G        08/01/95   M   Y   ORTHOPEDIC SURGERY
_ 0PYA40  SPC G   00054069    FIELD, BYRON T         06/01/95   M   Y   ORTHOPEDIC SURGERY
_ 0PYA42  SPC DC  00022259    POON, SUSAN H          08/01/95   M   Y   CHIROPRACTOR
_ 0PYA44  SPC G   00014971    HOUSE, JOHN W          08/01/95   M   Y   OTOLARYNGOLOGY
_ 0PYA46  SPC A   00034425    RAHMAN, NAINAMOHAMED   08/01/95   M   Y   OTOLARYNGOLOGY
_ 0PYA47  SPC E   00003412    BERNSTEIN, ALLAN L     08/01/95   M   Y   PODIATRISTS

NEXT TRAN: ____________  NEXT KEY: ____________   SVC DATES:  02/12/97 02/12/97
PF3: HMO MAIN   PF5: SYSRETRN   PF6: CORPMENU    PF7: PAGEBACK   PF8: PAGENEXT
PLEASE ENTER "S" NEXT TO DESIRED PHYSICIAN

HIQPVHD                        CORPORATE SYSTEMS                P  02/12/97  08:47:00  0012
HPCT26  VTC01642            BCNMS HMO DATA INQUIRY                              VERSION 001
                           PHYSICIAN CROSS REFERENCE

SITE CODE: 0PY000
SITE NAME: PROSPECT MEDICAL GROUP
============================================================== ALL PHYSICIANS
  DR NO.  P/S LICENSE NO.     NAME                   EFF DATE PRC/ACC       SPECIALTY
_ 0PYA48  SPC G   00073749    NANDA, MOHIT           08/01/95   M   Y   OPHTHALMOLOGY
_ 0PYA49  SPC A   00044723    FERNANDO, PETER E      08/01/95   M   Y   ANESTHESIOLOGY
_ 0PYA50  SPC C   00037346    TERTZAKIAN, GARO M     08/01/95   M   Y   UROLOGY
_ 0PYA51  SPC PSY 00014165    LICHMAN, JEANNE        08/01/95   M   Y   PSYCHOLOGY
_ 0PYA52  SPC DC  00023131    TUREK, PAUL H          08/01/95   M   Y   CHIROPRACTOR
_ 0PYA53  SPC E   00002539    SWARTZ, STEVEN L       08/01/95   M   Y   PODIATRISTS
_ 0PYA54  SPC E   00003833    MOY, RICHARD R         08/01/95   M   Y   PODIATRISTS
_ 0PYA55  SPC A   00036380    NOWROOZI, FRED         08/01/95   M   Y   PHYSICAL MED & REH
_ 0PYA56  SPC G   00071898    ROQUE, JOSE M          10/01/95   M   Y   GASTROENTEROLOGY
_ 0PYA58  SPC A   00033138    SHENOY, PRAKASH N      11/01/95   M   Y   INTERNAL MEDICINE
_ 0PYA59  SPC G   00034099    ROSENQUIST, RONALD W   11/15/95   M   Y   UROLOGY
_ 0PYA60  SPC E   00003792    LIN, PARKSON J         11/15/95   M   Y   PODIATRISTS
_ 0PYA62  SPC G   00072693    ENNIS, CRAIG A         11/15/95   M   Y   INTERNAL MEDICINE
_ 0PYA63  SPC PSY 00012071    KIRSCHBAUM, STUART     11/15/95   M   Y   PSYCHOLOGY

NEXT TRAN: ____________  NEXT KEY: ____________   SVC DATES:  02/12/97 02/12/97
PF3: HMO MAIN   PF5: SYSRETRN   PF6: CORPMENU    PF7: PAGEBACK   PF8: PAGENEXT
PLEASE ENTER "S" NEXT TO DESIRED PHYSICIAN

HIQPVHD                        CORPORATE SYSTEMS                P  02/12/97  08:47:04  0013
HPCT26  VTC01642            BCNMS HMO DATA INQUIRY                              VERSION 001
                           PHYSICIAN CROSS REFERENCE

SITE CODE: 0PY000
SITE NAME: PROSPECT MEDICAL GROUP
============================================================== ALL PHYSICIANS
  DR NO.  P/S LICENSE NO.     NAME                   EFF DATE  PRC/ACC     SPECIALTY
_ 0PYA64  SPC G   00054162    SANCHEZ, ANA M         11/15/95   M   Y   OBSTETRICS & GYNEC
_ 0PYA65  SPC DC  00019076    CATANZARITE, JEFFREY   11/15/95   M   Y   CHIROPRACTOR
_ 0PYA66  SPC C   00041445    ELLIS, MARK H          11/15/95   M   Y   PEDIATRICS
_ 0PYA67  SPC G   00016543    GILLMAN, SHERWIN A     11/15/95   M   Y   ALLERGY & IMMUNOLO
_ 0PYA68  SPC A   00034163    CHAMBI, ISRAEL P       01/01/96   M   Y   NEUROLOGICAL SURGE
_ 0PYA69  SPC A   00029781    BHASKAR, BIRBAL S      01/01/96   M   Y   INTERNAL MEDICINE
_ 0PYA70  SPC C   00028212    DANTO, BRUCE L         01/01/96   M   Y   PSYCHIATRY
_ 0PYA71  SPC G   00039256    AYOUB, ELIAS I         03/01/96   M   Y   OTOLARYNGOLOGY
_ 0PYA72  SPC A   00021894    BIER, ROBERT           03/01/96   M   Y   RADIOLOGY
_ 0PYA73  SPC G   00050355    BLOSE, DOUGLAS A       03/01/96   M   Y   DERMATOLOGY
_ 0PYA74  SPC G   00055330    CASSIDENTI, ANDREW P   03/01/96   M   Y   OBSTETRICS & GYNEC
_ 0PYA75  SPC G   00047629    NAGLIE, RONALD A       03/01/96   M   Y   NEONATAL MEDICINE
_ 0PYA76  SPC A   00019070    WALCOTT, JOHN M        03/01/96   M   Y   OPHTHALMOLOGY
_ 0PYA77  SPC G   00042276    ZEPEDA, MARC A         03/01/96   M   Y   OBSTETRICS & GYNEC

NEXT TRAN: ____________  NEXT KEY: ____________   SVC DATES:  02/12/97 02/12/97
PF3: HMO MAIN   PF5: SYSRETRN   PF6: CORPMENU    PF7: PAGEBACK   PF8: PAGENEXT
PLEASE ENTER "S" NEXT TO DESIRED PHYSICIAN

HIQPVHD                     CORPORATE SYSTEMS         P 02/12/97 08:47:07 0014
HPCT26   VTC01642        BCNMS HMO DATA INQUIRY                    VERSION 001
                       PHYSICIAN CROSS REFERENCE

SITE CODE: 0PY000
SITE NAME: PROSPECT MEDICAL GROUP
============================================================== ALL PHYSICIANS
   DR NO.  P/S   LICENSE NO. NAME                   EFF DATE  PRC/ACC      SPECIALTY
_  0PYA78  SPC   A 00041163  GUPTA,ABHA S           03/15/96   M   Y   OBSTETRICS & GYNEC
_  0PYA79  SPC   A 00051302  PATEL,HASMUKH K        04/01/96   M   Y   SURGERY
_  0PYA80  SPC   A 00032247  FREED,ROBERT L         04/01/96   M   Y   RHEUMATOLOGY
_  0PYA81  SPC   G 00067568  DEYAN,ALEXANDER        04/01/96   M   Y   OBSTETRICS & GYNEC
_  0PYA82  SPC   G 00044062  ECKERLING,GORDON B     04/01/96   M   Y   INTERNAL MEDICINE
_  0PYA83  SPC   G 00071549  HAGADORN,BRUCE A       04/01/96   M   Y   OBSTETRICS & GYNEC
_  0PYA84  SPC   A 00045786  LIN,CHAO-I             04/01/96   M   Y   ALLERGY & IMMUNOLO
_  0PYA85  SPC   A 00048188  FARBAKHSH,NASRIN       05/01/96   M   Y   OBSTETRICS & GYNEC
_  0PYA86  SPC   A 00025746  MONASTERSKY,JORGE A    05/01/96   M   Y   INTERNAL MEDICINE
_  0PYA88  SPC   A 00044025  AHDOUT,DJAHANGIR J     06/01/96   M   Y   INTERNAL MEDICINE
_  0PYA89  SPC   G 00047680  DONNER,BARRY S         06/01/96   M   Y   INTERNAL MEDICINE
_  0PYA90  SPC   A 00041039  GHODSIAN,KAMRAN        06/01/96   M   Y   OBSTETRICS & GYNEC
_  0PYA91  SPC   A 00030819  ABEDIASL,SHAHLA A      06/01/96   M   Y   OPHTHALMOLOGY
_  0PYA92  SPC   A 00038941  SADRI-TABRIZI,SHAHPO   06/01/96   M   Y   OBSTETRICS & GYNEC

NEXT TRAN:________  NEXT KEY:________ SVC DATES:   02/12/97  02/12/97
PF3: HMO MAIN PF5: SYSRETRN PF6: CORPMENU PF7: PAGEBACK PF8: PAGENEXT PLEASE ENTER "S" NEXT TO DESIRED PHYSICIAN

HIQPVHD                    CORPORATE SYSTEMS           P 02/12/97 08:47:10 0015
HPCT26 VTC01642         BCNMS HMO DATA INQUIRY                      VERSION 001
                      PHYSICIAN CROSS REFERENCE

SITE CODE: 0PY000
SITE NAME: PROSPECT MEDICAL GROUP
============================================================== ALL PHYSICIANS
   DR NO.  P/S   LICENSE NO. NAME                  EFF DATE PRC/ACC    SPECIALTY
_  0PYA93  SPC G  00057651 STERNFELD,DANIEL R     06/01/96  M   Y   OBSTETRICS & GYNEC
_  0PYA94  SPC A  00049758 SHAH,MITA H            06/01/96  M   Y   PEDIATRICS
_  0PYA95  SPC G  00062616 BARSOTTI,MICHAEL R     06/01/96  M   Y   PEDIATRICS
_  0PYA96  SPC G  00076417 GAZZANIGA,CATHERINE    07/01/96  M   Y   OBSTETRICS & GYNEC
_  0PYA97  SPC DC 00018565 NOBLE,TIMOTHY R        07/01/96  M   Y   CHIROPRACTOR
_  0PYA98  SPC G  00073198 CHANES,LUIS A          07/01/96  M   Y   OPHTHALMOLOGY
_  0PYA99  SPC A  00046389 AHDOUT,KHOSRO J        07/01/96  M   Y   NEPHROLOGY
_  0PYB01  SPC G  00041537 DIETERICH,FREDERICK    07/01/96  M   Y   OBSTETRICS & GYNEC
_  0PYB02  SPC G  00050776 DOBYNS,JEFFREY L       07/01/96  M   Y   ORTHOPEDIC SURGERY
_  0PYB03  SPC G  00017825 NANKIN,SHELDON J       07/01/96  M   Y   OPHTHALMOLOGY
_  0PYB04  SPC G  00037045 ROSENFELD,SAMUEL R     07/01/96  M   Y   ORTHOPEDIC SURGERY
_  0PYB05  SPC G  00039051 WEINERT,CARL R         07/01/96  M   Y   ORTHOPEDIC SURGERY
_  0PYB06  SPC A  00023526 HALLIDAY,WILLIAM K     06/01/96  M   Y   CARDIOVASCU DISEAS
_  0PYB07  SPC G  00028746 BIEGLER,TODD L         06/01/96  M   Y   CARDIOVASCU DISEAS

NEXT TRAN:________  NEXT KEY:________ SVC DATES:   02/12/97 02/12/97
PF3: HMO MAIN PF5: SYSRETRN PF6: CORPMENU J PF7: PAGEBACK PF8: PAGENEXT PLEASE ENTER "S" NEXT TO DESIRED PHYSICIAN

HIQPVHD                         CORPORATE SYSTEMS        02/12/97 08:47:13 0016
HPCT26     VTC01642           BCNMS HMO DATA INQUIRY                VERSION 001
                             PHYSICIAN CROSS REFERENCE

SITE CODE: 0PY000
SITE NAME: PROSPECT MEDICAL GROUP
============================================================== ALL PHYSICIANS
   DR NO.  P/S LICENSE NO. NAME                   EFF DATE  PRC/ACC      SPECIALTY
_  0PYB08  SPC LCS00012523 VANDEHEY,REBECCA R     06/01/96  M   Y LCSW
_  0PYB09  SPC A  00029368 BARRAGAN,ALFONSO L     06/01/96  M   Y SURGERY
_  0PYB10  SPC A  00045410 RAMIREZ,RUBEN          06/01/96  M   Y UROLOGY
_  0PYB11  SPC A  00029687 ONG,ANTONIO C          06/01/96  M   Y NEUROLOGICAL SURGE
_  0PYB12  SPC G  00043398 MORGAN,BEVERLY C       06/01/96  M   Y PEDIATRIC CARDIOLO
_  0PYB13  SPC PSY00010977 MORI,LISA T            06/01/96  M   Y PSYCHOLOGY
_  0PYB14  SPC G  00067377 FAKINOS,LAURENCE M     06/01/96  M   Y OBSTETRICS & GYNEC
_  0PYB15  SPC G  00047957 YORK,ANITA C           06/01/96  M   Y OBSTETRICS & GYNEC
_  0PYB16  SPC A  00038317 CHUNG,YONG W           06/01/96  M   Y INTERNAL MEDICINE
_  0PYB17  SPC A  00052121 MEZA,CARLOS R          06/01/96  M   Y INTERNAL MEDICINE
_  0PYB18  SPC OPT00003828 LE VINE,MYRON L        06/01/96  M   Y OPTOMETRY
_  0PYB19  SPC C  00035334 COBB,TYSON C           06/01/96  M   Y CARDIOVASCU DISEAS
_  0PYB20  SPC MFC00029953 ERICKSON-ROBINSON,MA   06/01/96  M   Y MFCC
_  0PYB21  SPC PSY00012070 KIRSCHBAUM,DEBORAH L   06/01/96  M   Y PSYCHOLOGY

NEXT TRAN:________  NEXT KEY:________ SVC DATES:   02/12/97 02/12/97
PF3: HMO MAIN  PF5: SYSRETRN  PF6: CORPMENU  PF7: PAGEBACK   PF8: PAGENEXT
PLEASE ENTER "S" NEXT TO DESIRED PHYSICIAN

HIQPVHD                      CORPORATE SYSTEMS         P 02/12/97 08:47:17 0017
HPCT26 VTC01642            BCNMS HMO DATA INQUIRY                   VERSION 001
                        PHYSICIAN CROSS REFERENCE

SITE CODE: 0PY000
SITE NAME: PROSPECT MEDICAL GROUP
============================================================== ALL PHYSICIANS
   DR NO.  P/S LICENSE NO. NAME                   EFF DATE PRC/ACC   SPECIALTY
_  0PYB22  SPC MFC00016388 KHALSA,GURUCHARAN S    06/01/96  M   Y MFCC
_  0PYB23  SPC G  00064918 BAGINSKI,LEON J        06/01/96  M   Y OBSTETRICS & GYNEC
_  0PYB24  SPC A  00043562 GONZALEZ,CARLOS R      06/01/96  M   Y NEPHROLOGY
_  0PYB25  SPC G  00017470 GIBBS,JAMES A          06/01/96  M   Y PATHOLOGY
_  0PYB26  SPC G  00044536 CHAVEZ,RUDY            06/01/96  M   Y PSYCHIATRY
_  0PYB27  SPC G  00044673 FIGUEROA,CARLOS M      06/01/96  M   Y PSYCHIATRY
_  0PYB28  SPC A  00044904 ARIOLA,SERAFIN E       06/01/96  M   Y ANESTHESIOLOGY
_  0PYB29  SPC A  00044552 ALVARADO,PATRICIA M    06/01/96  M   Y NEPHROLOGY
_  0PYB30  SPC A  00040197 ALARCON-VARGAS,JUAN    06/01/96  M   Y UROLOGY
_  0PYB31  SPC G  00053241 LEE,SCOTT S            06/01/96  M   Y OBSTETRICS & GYNEC
_  0PYB32  SPC G  00028735 RAKOWER,STEPHEN R      06/01/96  M   Y SURGERY
_  0PYB33  SPC G  00042829 SOWERBY,MAREN R        06/01/96  M   Y DIAGNOSTIC RADIOLO
_  0PYB34  SPC G  00074511 ROBINSON,MING H        06/01/96  M   Y OBSTETRICS & GYNEC
_  0PYB35  SPC G  00070407 BITTNER,DONALD E       06/01/96  M   Y ORTHOPEDIC HAND SU

NEXT TRAN:________  NEXT KEY:________ SVC DATES:   02/12/97 02/12/97
PF3: HMO MAIN  PF5: SYSRETRN   PF6: CORPMENU   PF7: PAGEBACK    PF8: PAGENEXT
PLEASE ENTER "S" NEXT TO DESIRED PHYSICIAN

HIQPVHD                 CORPORATE SYSTEMS              P 02/12/97 08:47:20 0018
HPCT26 VTC01642      BCNMS HMO DATA INQUIRY                         VERSION 001
                    PHYSICIAN CROSS REFERENCE

SITE CODE: 0PY000
SITE NAME: PROSPECT MEDICAL GROUP
============================================================== ALL PHYSICIANS
    DR NO. P/S LICENSE NO. NAME                   EFF DATE  PRC/ACC       SPECIALTY
_  0PYB36  SPC A  00045742 DE LA PENA,VICTOR E     06/01/96   M   Y   OBSTETRICS & GYNEC
_  0PYB37  SPC A  00038493 IBARRA,FERNAND0         06/01/96   M   Y   INTERNAL MEDICINE
_  0PYB38  SPC A  00043518 DELAROSA,JOSE L         06/01/96   M   Y   OBSTETRICS & GYNEC
_  0PYB39  SPC C  00033575 COLIAS,JOHN G           06/01/96   M   Y   ORTHOPEDIC SURGERY
_  0PYB40  SPC C  00038037 KENNEDY,PETER S         06/01/96   M   Y   MEDICAL ONCOLOGY
_  0PYB41  SPC G  00045372 PALMER,HIRAM S          06/01/96   M   Y   CARDIOVASCU DISEAS
_  0PYB42  SPC A  00033853 RIVAS,JOSE L            06/01/96   M   Y   THORACIC SURGERY
_  0PYB43  SPC C  00041397 KAVOOSSI-SHARIFABAD,    06/01/96   M   Y   PHYSICAL MED & REH
_  0PYB44  SPC DC 00016644 MORALES,ROBERTO P       06/01/96   M   Y   CHIROPRACTOR
_  0PYB45  SPC A  00044650 NACINO,ISMAEL B         06/01/96   M   Y   ANESTHESIOLOGY
_  0PYB47  SPC A  00025157 FUENZALIDA,SERGIO A     06/01/96   M   Y   NEUROLOGY
_  0PYB48  SPC A  00029007 SANDLER,JOSEPH I        06/01/96   M   Y   RHEUMATOLOGY
_  0PYB49  SPC G  00037056 SHEAR,STUART L          06/01/96   M   Y   DERMATOLOGY
_  0PYB50  SPC A  00039226 SEE,ROSALINA C          06/01/96   M   Y   INFECTIOUS DISEASE

NEXT TRAN:________  NEXT KEY:________ SVC DATES:   02/12/97 02/12/97
PF3: HMO MAIN   PF5: SYSRETRN   PF6: CORPMENU    PF7: PAGEBACK   PF8: PAGENEXT
PLEASE ENTER "S" NEXT TO DESIRED PHYSICIAN

HIQPVHD                 CORPORATE SYSTEMS              P 02/12/97 08:47:20 0019
HPCT26 VTC01642      BCNMS HMO DATA INQUIRY                         VERSION 001
                    PHYSICIAN CROSS REFERENCE

SITE CODE: 0PY000
SITE NAME: PROSPECT MEDICAL GROUP
============================================================== ALL PHYSICIANS
    DR NO. P/S LICENSE NO. NAME                   EFF DATE  PRC/ACC       SPECIALTY
_  0PYB51  SPC G  00051075 URREA,PAUL T            06/01/96   M   Y   OPHTHALMOLOGY
_  0PYB52  SPC G  00043480 SUAREZ,DANIEL           06/01/96   M   Y   INTERNAL MEDICINE
_  0PYB53  SPC A  00030158 SANCHEZ,ALEJANDRO M     06/01/96   M   Y   PLASTIC SURGERY
_  0PYB54  SPC A  00039778 SUCHOV,MORDO            06/01/96   M   Y   INTERNAL MEDICINE
_  0PYB55  SPC G  00045202 SAUCEDO,TOMAS           06/01/96   M   Y   ORTHOPEDIC SURGERY
_  0PYB56  SPC G  00027036 ZAPANTA,RICHARD         06/01/96   M   Y   ORTHOPEDIC SURGERY
_  0PYB57  SPC E  00003593 UNG,ALVIN W             06/01/96   M   Y   PODIATRISTS
_  0PYB58  SPC G  00032178 THROPAY,JOHN P          06/01/96   M   Y   RADIATION ONCOLOGY
_  0PYB59  SPC G  00020647 LAW,ANNA C              09/01/96   M   Y   EMERGENCY MEDICINE
_  0PYB60  SPC G  00035526 BROWN,MARK W            09/15/96   M   Y   ORTHOPEDIC SURGERY
_  0PYB61  SPC A  00025389 LINZEY,EDWARD M         11/15/96   M   Y   OBSTETRICS & GYNEC

NEXT TRAN:________  NEXT KEY:________ SVC DATES:   02/12/97 02/12/97
PF3: HMO MAIN   PF5: SYSRETRN   PF6: CORPMENU    PF7: PAGEBACK   PF8: PAGENEXT
NO MORE PHYSICIAN RECORDS FOR THIS SITE

HIQPVHG                         CORPORATE SYSTEMS
HPCT26                        BCNMS HMO DATA INQUIRY               VERSION 001
                         AFFILIATED HOSPITAL CROSS REFERENCE
SITE CODE: 0PY000
SITE NAME: PROSPECT MEDICAL GROUP
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 MEDICARE    ID   HOSPITAL NAME                            EFFDATE    ENDDATE
_ 050065     **   WESTERN MEDICAL CENTER-SANTA ANA         10/01/96   99/99/99
_ 050168     **   ST JUDE MEDICAL CENTER                   12/01/94   99/99/99
_ 050282     **   MARTIN LUTHER HOSPITAL MEDICAL CENTER    10/01/96   99/99/99
_ 050535     **   COASTAL COMMUNITIES HOSPITAL             10/01/96   99/99/99
_ 050567     **   MISSION HOSPITAL REGIONAL
                    MEDICAL CENTER                         10/01/96   99/99/99
_ 050603     __   SADDLEBACK MEMORIAL MEDICAL CENTER       10/01/96   99/99/99
_ 050693     **   IRVINE MEDICAL CENTER                    10/01/96   99/99/99



NEXT TRAN:            NEXT KEY:        SVC DATES: 02/12/97 02/12/97
PF3: HMO MAIN PF5: SYSRETRN PF6: CORPMENU PF7: PAGEBACK PF8: PAGENEXT NO MORE HOSPITAL RECORDS FOR THIS SITE

                                     EXHIBIT C

           ADMINISTRATIVE RESPONSIBILITIES OF PARTICIPATING MEDICAL GROUP

This exhibit lists the areas in which PARTICIPATING MEDICAL GROUP and PARTICIPATING MEDICAL GROUP Physicians will have administrative responsibility. The extent and type of responsibility to be undertaken will be agreed upon by the PARTICIPATING MEDICAL GROUP and BLUE CROSS through an annual audit process.

A.   PROFESSIONAL SERVICES ADMINISTRATION

     Professional Services - Schedule, control, process and report encounter information

     Outside Referrals - Control, process and report encounter information

     Ancillary - Control, process and report encounter information

B.   INSTITUTIONAL SERVICES ADMINISTRATION

     Preadmission certification process

     Medical Review of claims

     Length-of-stay (monitoring and control)

C.   UTILIZATION REVIEW

D.   PEER REVIEW, EDUCATION AND CREDENTIALING

E.   QUALITY MANAGEMENT

F.   GRIEVANCE PROCEDURE COMPLIANCE

G.   MONITOR AND REVISE SPECIALIST/OTHER REFERRAL CONTRACTS

H.   PATIENT EDUCATION

I.   CASE MANAGEMENT

                         CALIFORNIACARE HEALTH PLANS

                                  SCHEDULE D


          Intentionally omitted. Confidential Treatment Requested.

Effective December 1, 1996                             Blue Cross of California
                                                             Prudent Buyer Plan

                                    EXHIBIT E

                            PHYSICIAN PAYMENT STRUCTURE

                                     AREA 5

Blue Cross of California establishes and, from time to time, revises unit values based on observed charge patterns by CPT-4 procedure code. The maximum allowable for physician claims shall be calculated using the unit values as in effect, multiplied by the following conversion factors: *

                                CONVERSION FACTORS
                                ------------------
                      Anesthesia                   [  **  ]

                      Medicine                     [  **  ]

                      Pathology
                        CPT codes 88100-88399      [  **  ]
                        All other CPT codes        [  **  ]

                      Radiology                    [  **  ]

                      Surgery
                        CPT-4 codes 59400-59622    [  **  ]
                        All other CPT-4 codes      [  **  ]

     When PHYSICIAN does not submit claims electronically in a format specified by BLUE CROSS, a handling fee of [ ** ] per OCR scannable claim and [ ** ] per paper claim will be deducted from payment due PHYSICIAN. PHYSICIAN will not charge Members for the handling fee.

                       REIMBURSEMENT FOR HCPCS LEVEL II CODES

PHARMACY (INCLUDING INFUSION THERAPY DRUGS): Maximum Allowable reimbursement based on Average Wholesale Price (AWP) according to published market data (such as DRUG TOPICS RED BOOK, AMERICAN DRUGGIST BLUE BOOK, OR MEDISPAN). Oral prescription drugs dispensed in the physician's office will be denied as not payable, and the Member may not be billed by physician.

DURABLE MEDICAL EQUIPMENT, SUPPLIES (INCLUDING, BUT NOT LIMITED TO, INFUSION THERAPY SUPPLIES), PROSTHETICS AND ORTHOTICS: Maximum Allowable Reimbursement not to exceed the lesser of the average retail price or the Medicare regional allowable reimbursement rates applied to California for the appropriate code ranges. The average retail price will be determined annually from claims data and/or external data. Reimbursement rates will be based on whether the equipment is new, used or rented as identified by the CPT code modifier. Codes not identified by modifier will be considered as rentals.

ALL OTHER HCPCS CODES: For all other HCPCS codes the Maximum Allowable will be determined by Blue Cross using claims data and/or external data.

                                     EXHIBIT F

                   NON-CAPITATED PERFORMANCE SETTLEMENT SCHEDULE
                         FOR NON-CAPITATED MEDICAL SERVICES

                        Based on Plan C, $60,000 Stop Loss,
                  Age/Sex Factor = 1.00 and Regional Factor = 1.00

NON-CAPITATED PERFORMANCE SETTLEMENT CALCULATION METHOD:

1) Identify the payment band that contains the PARTICIPATING MEDICAL GROUP's Adjusted PMPM Non-Capitated Expense
2) Subtract the PARTICIPATING MEDICAL GROUP's PMPM Non-Capitated Expense from the high value of the payment band
3) Multiply the result from Step 2 by the multiplier column for the payment band
4) Add the result from Step 3 to the minimum payment amount for the payment band to get the PMPM Non-Capitated Performance Settlement
5) Multiply the PMPM Non-Capitated Performance Settlement from Step 4 by the PARTICIPATING MEDICAL GROUP's Member Months to calculate the Non-Capitated Performance Settlement

------------------------------------------------------------------------------------
               Non-Capitated Expense Ranges
Payment Bands  (PMPM Non-Capitated Expense)     Multiplier    Minimum Payment Amount
               ----------------------------
                    Low            High
------------------------------------------------------------------------------------
       1           $31.63       > $31.63        [  **  ]              [  **  ]
------------------------------------------------------------------------------------
       2           $30.30         $31.62*       [  **  ]              [  **  ]
------------------------------------------------------------------------------------
       3           $28.97         $30.29        [  **  ]              [  **  ]
------------------------------------------------------------------------------------
       4           $27.64         $28.96        [  **  ]              [  **  ]
------------------------------------------------------------------------------------
       5           $26.31         $27.63        [  **  ]              [  **  ]
------------------------------------------------------------------------------------
       6           $24.98         $26.30        [  **  ]              [  **  ]
------------------------------------------------------------------------------------
       7           $23.65         $24.97        [  **  ]              [  **  ]
------------------------------------------------------------------------------------
       8           $22.32         $23.64        [  **  ]              [  **  ]
------------------------------------------------------------------------------------
       9           $20.99         $22.31        [  **  ]              [  **  ]
------------------------------------------------------------------------------------
       10        < $20.98         $20.98        [  **  ]              [  **  ]
------------------------------------------------------------------------------------

* Attachment Point
--------------------------------------------------------------------------------
Example of Non-Capitated Performance Settlement Calculation

Assume: PARTICIPATING MEDICAL GROUP has an PMPM Non-Capitated Expense of $26.63; and there are 100,000 member months

(1) Identify the payment band that contains the PARTICIPATING MEDICAL GROUP's Adjusted PMPM Non-Capitated Expense.
     The PARTICIPATING MEDICAL GROUP's PMPM Non-Capitated Expense of $26.63 falls between the low and high values of payment band 5
(2) Subtract the PARTICIPATING MEDICAL GROUP's PMPM Non-Capitated Expense from the high value for the payment band.
     $27.63 - $26.63 = $1.00
(3) Multiply the result from Step 2 by the multiplier for the payment band. $1.00 x [ ** ] = [ ** ]
(4) Add the result from Step 3 to the minimum payment amount for the payment band to get the PMPM Non-Capitated Performance Settlement.
     [  **  ] + [  **  ] = [  **  ] PMPM Non-Capitated Performance Settlement
(5) Multiply the PMPM Non-Capitated Performance Settlement from Step 4 by the PARTICIPATING MEDICAL GROUP's Member Months to calculate the Non-Capitated Performance Settlement.
     [ ** ] PMPM Non-Capitated Performance Settlement x 100,000 member months = [ ** ] Non-Capitated Performance Settlement
--------------------------------------------------------------------------------

                                     EXHIBIT G

                COMPENSATION FOR SERVICES TO BLUE CROSS PLUS MEMBERS

In consideration for the mutual promises herein set forth, PARTICIPATING MEDICAL GROUP and BLUE CROSS hereby agree as follows:

I.   DEFINITIONS

     A. "ADVANCE SUPPLEMENTAL CAPITATION PAYMENT" means a supplemental Capitation payment apportioned monthly and paid in advance of the date it is earned. Advance Supplemental Capitation Payments are subject to recoupment by BLUE CROSS if not actually earned prior to the end of the calendar quarter.

     B. "BASELINE CAPITATION PAYMENT" means the monthly Capitation payment for each Member covered by a BLUE CROSS PLUS Benefit Agreement and assigned to PARTICIPATING MEDICAL GROUP.

     C. "IN-NETWORK SERVICES" means those services which are provided, arranged by, referred or authorized by PARTICIPATING MEDICAL GROUP for BLUE CROSS PLUS Members and which would be CALIFORNIACARE Capitation Services if they had been rendered under the Agreement to a CALIFORNIACARE Member.

     D. "IN-NETWORK UTILIZATION FACTOR" means the quotient of the Baseline Capitation Payment, divided by the sum of Baseline Capitation Payments plus expenses for Out-of-Network Services, modified each calendar quarter to allow for incurred but not reported expenses (IBNR) based on BLUE CROSS's overall BLUE CROSS PLUS experience, as follows:

          Baseline Capitation Payment                            = A

          Expenses for Out-of-Network Services                   = B
          (Modified to allow for IBNR)

          In-Network Utilization Factor                          = C

                 A
          C = -------
               A + B

     E. "NON-PARTICIPATING PROVIDER" means a Health Professional, hospital, emergency facility, skilled nursing facility, ambulance service, home health agency, or Alternate Birthing Center that has rendered services to a BLUE CROSS PLUS Member without authorization from the PARTICIPATING MEDICAL GROUP to which the Member is assigned.

     F. "OUT-OF-NETWORK SERVICES" means those services rendered to BLUE CROSS PLUS Members by a Non-Participating Provider, and which would be Capitation Services if rendered by PARTICIPATING MEDICAL GROUP under the Agreement to CALIFORNIACARE Members, except for Out-of-Area Emergency Services.

     G. "SUPPLEMENTAL CAPITATION PAYMENT" means a Capitation payment per BLUE CROSS PLUS Member per month, which may be earned based on the In-Network Utilization Factor as set forth in Exhibit G-1.

                         CALIFORNIACARE HEALTH PLANS

                                  SCHEDULE G-1


          Intentionally omitted. Confidential Treatment Requested.

                                  EXHIBIT H

               OUTPATIENT PRESCRIPTION DRUG SETTLEMENT SCHEDULE

PMPM Outpatient Prescription Drug Expense Target:  $10.45 PMPM

         PMPM EXPENSE RANGE                 SETTLEMENT CALCULATION
        Greater than $10.45                         [  **  ]
          $9.60 to $10.45                           [  **  ]
          $8.75 to $9.59                            [  **  ]
          Less than $8.75                           [  **  ]

If PARTICIPATING MEDICAL GROUP's PMPM OPDE is less than the OPDE Target, an additional [ ** ] PMPM will be due to PARTICIPATING MEDICAL GROUP if PARTICIPATING MEDICAL GROUP's Formulary utilization is equal to or greater than 95%.

Formulary Utilization:   Is the quotient of the number of prescriptions for
                         Members with outpatient prescription drug benefits assigned to PARTICIPATING MEDICAL GROUP using drugs listed in the Blue Cross of California Outpatient
                         Prescription Drug Formulary divided by the total number of prescriptions for Members with outpatient prescription drug benefits assigned to PARTICIPATING
                         MEDICAL GROUP.

                                  EXHIBIT I

                      QUALITY MANAGEMENT BONUS SCHEDULE

         Quality Management Scorecard Rating      PMPM Quality Bonus Settlement
                   Below Average                             [  **  ]
                      Average                                [  **  ]
                   Above Average                             [  **  ]

Where:

"Average" is the numeric average of all PARTICIPATING MEDICAL GROUP scorecard scores plus or minus one standard deviation.

"Above Average" is a score that is greater than one standard deviation above the numeric average of all PARTICIPATING MEDICAL GROUP scorecard scores.

"Below Average" is a score that is less than one standard deviation below the numeric average of all PARTICIPATING MEDICAL GROUP scorecard scores.


                                     I-1